                                                                     EXHIBIT 3.1


                                                     ARTICLES OF AMALGAMATION
                                                         STATUTS DE FUSION

1.   The name of the amalgamated corporation is:                      Denomination sociale de la societe issue de la fusion:

                                                       BRACKNELL CORPORATION

2.   The address of the registered office is:                         Adresse du siege social est:

                                                     Suite 1506, 150 York Street
-------------------------------------------------------------------------------------------------------------------
                     (Street & Number or R.R. Number & if Multi-Office Building give Room No.)
           (Rue of numero ou numero de la R.R. et, s'il s'agit d'un edifice a bureaux, numero du bureau)

                            Toronto                                                      M5H3S5
-------------------------------------------------------------------------------------------------------------------
               (Name of Municipality or Post Office)                                  (Postal Code)
          (Nom de la municipalite ou du bureau de poste)                              (Code Postal)

                  Municipality of                                                  Metropolitan Toronto
-------------------------------------------------------------------------------------------------------------------
(Name of Municipality, Geographic Township)                dans le/la      (County, District Regional Municipality)
(Nom de la municipalite, du canton geographique)                           (Comte, district municipalite regionale)

3.   Number (or minimum and maximum number) or directors is:          Nombre (ou nombres minimal et maximal) d'administrateurs:

A minimum of 3 directors and a maximum of 15 directors.

4.   The director(s) is/are:                               Administrateur(s):
                                                                                                        Resident
                                        Residence address, giving Street & No. or R.R. No.              Canadian State
                                        Municipality and Postal Code                                    Yes or No
First name, Initials and surname        Adresse personnelle, y compris la rue et le numero, le numero   Resident
Prenom, initiales et nom de famille     de la R.R., le nom de la municipalite et le code postal         canadien Oui/Non
-------------------------------------   -------------------------------------------------------------   ------------------

Thomas P. Flynn                         1585 Jalna Avenue                                                   Yes
                                        Mississauga, Ontario  L5J 1S8
George L. Ploder                        2373 Doulton Drive                                                  Yes
                                        Mississauga, Ontario L5H 3M4
Kurt Rothschild                         #903-120 Shelborne Ave.                                             Yes
                                        Toronto, Ontario M6B 2M7
Allan R. Twa                            513-34th Avenue S.W.                                                Yes
                                        Calgary, Alberta T2S 0T2
Gilbert S. Bennett                      R.R. #2, Skyway Road                                                Yes
                                        Guelph, Ontario N1H 6H8
Paul D. Melnuk                          37 Countryside Lane                                                 No
                                        St. Louis, Missouri U.S.A.  63131
James W, Moir, Jr.                      6770 Jubilee Road, Unit #7                                          Yes
                                        Halifax, Nova Scotia  B3H 2H8


5.   A) The amalgamation agreement has been duly adopted by         A) Les actionnaires de chaque societe qui fusionne
     the shareholders of each of the amalgamating                   ont du ment adopte la convention de fusion
     corporations as required by subsection 176 (4) of the          conformement au paragraphe 176(4) de la Loi sur les
     Business Corporations Act on the date set out below.           societes par actions a la date mentionnee ci-dessous.

                                                        [_]

                                            ----------------------------
                                            CHECK          COCHER
                                            A OR B         A OU B
                                            ----------------------------

                                                        [X]

     B) The amalgamation has been approved by the directors of      B) Les administrateurs de chaque societe qui fusionne
     each amalgamating corporation by a resolution                  ont approuve la fusion par voie de resolution
     required by section 177 of the Business Corporations           conformement a l'article 177 de la Loi sur les societes
     Act on the date set out below.                                 par actions a la date mentionnee ci-dessous.


     The articles of amalgamation in substance contain the          Les statuts de fusion reprennent essentiellement les
     provisions of the articles of incorporation of                 dispositions des statuts constitutifs de

                                                   BRACKNELL CORPORATION
-----------------------------------------------------------------------------------------------------------------------------
     and are more particularly set out in these articles.           et sont enonces textuellement aux presents statuts.

     Names of amalgamating corporations                     Ontario Corporation Number             Date of Adoption/
     Denomination sociale des societes qui fusionnent       Numero de la societe en Ontario        Approval
                                                                                                   Date d'adoption ou
                                                                                                   d'approbation
----------------------------------------------------- ------------------------------------- ---------------------------------
     BRACKNELL CORPORATION                                           535958                          15/APRIL/1997
     T3LPCO-6 INVESTMENT INC.                                       1233238                          15/APRIL/1997
     1045434 ONTARIO INC.                                           1045434                          15/APRIL/1997


6.   Restrictions, if any, on business the corporation may          Limites, s'il y a lieu, imposees aux activites
     carry on or on powers the corporation may exercise.            commerciales ou aux pouvoirs de la societe:

The Corporation is not restricted from carrying on any business or from exercising any powers.






7.   The classes and any maximum number of shares that the          Categories et nombre maximal, s'il y a lieu, d'actions
     corporation is authorized to issue:                            que la societe est autorisee a emettre:

The Corporation is authorized to issue an unlimited number of common shares ("Common Shares") and an unlimited number of preferred shares issuable in series ("Preferred Shares").





8.   Rights, privileges, restrictions and conditions (if            Droits, privileges, restrictions et conditions,
     any) attaching to each class of shares and directors           s'il y a lieu, rattaches a chaque categorie d'actions
     authority with respect to any class of shares which            et pouvoirs des administrateurs relatif a chaque
     may be issued in series:                                       categorie d'actions qui peut etre emise en serie:

The rights, privileges, restrictions and conditions attaching to the Common Shares and to the Preferred Shares as a class are as follows:

1.       Directors' Rights to Issue in One or More Series

         The Preferred Shares may at any time or from time to time be issued in one or more series. Before any shares of a particular series are issued the directors of the Corporation shall determine the number of shares that will form such series and shall, subject to the limitations set out herein, by resolution fix the designation, rights, privileges, restrictions and conditions to be attached to the Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate, amount or method of calculation of dividends thereon (which race, amount or method of calculation may be subject to changes or adjustments), the time and place of payment of dividends, the consideration and the terms and conditions of any purchase for cancellation, retraction or redemption thereof, conversion rights (if any), the voting rights (if any) attached thereto, and the terms and conditions of any share purchase plan or sinking fund, the whole subject to the filing with the Director (as defined in the Business Corporations Act) of articles of amendment containing a description of conditions fixed by the directors.

2.       Ranking of Preferred Shares

         The Preferred Shares of each series shall rank on a parity with the Preferred Shares of every other series with respect to accumulated dividends and return of capital, and shall be entitled to a preference over the Common Shares of the Corporation and over any other shares ranking junior to the Preferred Shares with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other shareholders for the purpose of winding up its affairs. When any dividends or amounts payable on a return of capital are not paid in full, the Preferred Shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sum that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided, however, that in the event of there being insufficient assets to satisfy in full ail such claim as aforesaid, the claims of the holders of the Preferred Shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The Preferred Shares of any series may also be given such other preference not inconsistent with paragraphs 1 to 4 hereof over the Common Shares of the Corporation and over any other shares ranking junior to the Preferred Shares as may be determined in the case of such series of Preferred Shares.

3.       Amendment with Approval of Holders of Preferred Shares

         The rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class may be added to, changed or removed but only with the approval of holders of Preferred Shares given as hereinafter specified.

4.       Approval of Holders of Preferred Shares

         The approval of the holders of Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Preferred Shares as a class or of any other matters requiring the consent of the holders of the Preferred Shares may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution signed by all the holders of Preferred Shares or passed by the affirmative vote of at least two-thirds of the votes cast at a meeting of the holders of the Preferred Shares duly called for that purpose.

         The formalities to be observed in respect of the giving of notice of any such meeting or any adjourned meeting and the conduct thereof shall be those from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every meeting of holders of Preferred Shares as a class, or at any joint meeting of the holders of two or more series of Preferred Shares, each holder of Preferred Shares entitled to vote thereat shall have one vote for each Preferred Share held.

5.       Common Shares

         (a) Subject to the prior rights of the holders of the Preferred Shares (i) the board of directors may declare and cause to be paid dividends to the holders of the Common Shares from any assets at the time properly applicable to the payment of dividends; and (ii) the holders of Common Shares shall, in the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, be entitled to receive the remaining assets of the Corporation.

         (b) Each Common Share is equal to every other Common Share and the holders of the Common Shares shall be entitled to receive notice of and to attend any meeting of the shareholders of the Corporation and shall be entitled to one vote in respect of each Common Share held at such meetings, except meetings at which the holders of a particular class of shares other than the Common Shares are entitled to vote separately as a class.

9.   The issue, transfer or ownership of shares is/is not           L'emission, le transfert ou la propriete d'actions est/
     restricted and the restrictions (if any) are as                n'est pas restraint.  Les restrictions, s'il y a lieu,
     follows:                                                       sont les suivantes:

The issue or transfer of ownership of shares of the Corporation is not restricted.



10.  Other provisions, if any:                                      Autres dispositions, s'il ya lieu:

In addition to, and without limiting such other powers which the Corporation may by law possess, the directors of the
Corporation may without authorization of the shareholders, by authentic deed, in particular but without limitation, for the purpose of securing any bonds, debentures or debenture stock which it is by law entitled to issue, hypothecate, mortgage, pledge, cede or transfer any property, moveable or immovable, present or future, which it may own.





11.  The statements required by subsection 178(2) of the            Les declarations exigees aux termes du paragraphe
     Business Corporations Act are attached as Schedule             178(2) de la Loi sur les societes par actions
     "A":                                                           constituent l'annexe "A":

12.  A copy of the amalgamation agreement or directors              Une copie de la convention de fusion ou les resolutions
     resolutions (as the case may be) is/are attached as            des administrateurs (selon le cas) constitue(nt)
     Schedule "B":                                                  l'annexe "B":

These articles are signed in duplicate                              Les presents statuts sont signes en double exemplaire.


Names of the amalgamating corporations and signatures and           Denomination sociale des societes qui fusionnent,
descriptions of office of their proper officers.                    signature et fonction de leurs dirigants regulierement
                                                                    designes.

                                                     BRACKNELL CORPORATION



                                                     by /s/   George L. Ploder                          C.S.
                                                        -----------------------------------------------
                                                         George L. Ploder, President
                                                           and Chief Executive Officer


                                                     T3LPCO-6 INVESTMENT INC.



                                                     by /s/   George L. Ploder                          C.S.
                                                        -----------------------------------------------
                                                         George L. Ploder, President
                                                           and Chief Executive Officer


                                                     1045434 ONTARIO INC.



                                                     by /s/   George L. Ploder                          C.S.
                                                        -----------------------------------------------
                                                         George L. Ploder, Chief
                                                           Executive Officer


                                   SCHEDULE A

                        STATEMENT OF DIRECTOR OR OFFICER
                        PURSUANT TO SUBSECTION 178(2) OF
                     THE BUSINESS CORPORATIONS ACT (ONTARIO)



         I, George L. Ploder, of the City of Mississauga, in the Regional Municipality of Peel, in the Province of Ontario, hereby state as follows:

1. This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the "Act").

2. I am a director and the President and Chief Executive Officer of Bracknell Corporation (the "Corporation") and as such have knowledge of its affairs.

3. I have conducted such examinations of the books and records of the Corporation as are necessary to enable me to make the statements set forth below.

4.       There are reasonable grounds for believing that:

         (a) the Corporation is and the corporation to be formed by the amalgamation (the "Amalgamation") of the Corporation, T3LPCO-6 Investment Inc. and 1045434 Ontario Inc., will be able to pay its liabilities as they become due; and

         (b) the realizable value of such amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5. There are reasonable grounds for believing that no creditor of the Corporation will be prejudiced by the Amalgamation.

6. The Corporation has not been notified by any creditor that it objects to the Amalgamation.

              This Statement is made this 15th day of April, 1997.




                                           /s/   George L. Ploder
                                           ------------------------------------
                                           George L. Ploder

                                   SCHEDULE A

                       STATEMENT OF DIRECTOR OR OFFICER
                       PURSUANT TO SUBSECTION 178(2) OF
                    THE BUSINESS CORPORATIONS ACT (ONTARIO)



         I, George L. Ploder, of the City of Mississauga, in the Regional Municipality of Peel, in the Province of Ontario, hereby state as follows:

1. This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the "Act").

2. I am a director and the President and Chief Executive Officer of T3LPCO-6 Investment Inc. (the "Corporation") and as such have knowledge of its affairs.

3. I have conducted such examinations of the books and records of the Corporation as are necessary to enable me to make the statements set forth below.

4.       There are reasonable grounds for believing that:

         (a) the Corporation is and the corporation to be formed by the amalgamation (the "Amalgamation") of the Corporation, Bracknell Corporation and 1045434 Ontario Inc., will be able to pay its liabilities as they become due; and

         (b) the realizable value of such amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5. There are reasonable grounds for believing that no creditor of the Corporation will be prejudiced by the Amalgamation.

6. The Corporation has not been notified by any creditor that it objects to the Amalgamation.

              This Statement is made this 15th day of April, 1997.




                                           /s/   George L. Ploder
                                           ------------------------------------
                                           George L. Ploder

                                   SCHEDULE A

                        STATEMENT OF DIRECTOR OR OFFICER
                        PURSUANT TO SUBSECTION 178(2) OF
                     THE BUSINESS CORPORATIONS ACT (ONTARIO)



         I, George L. Ploder, of the City of Mississauga, in the Regional Municipality of Peel, in the Province of Ontario, hereby state as follows:

1. This Statement is made pursuant to subsection 178(2) of the Business Corporations Act (Ontario) (the "Act").

2. I am a director and the President and Chief Executive Officer of 1045434 Ontario Inc. (the "Corporation") and as such have knowledge of its affairs.

3. I have conducted such examinations of the books and records of the Corporation as are necessary to enable me to make the statements set forth below.

4.       There are reasonable grounds for believing that:

         (a) the Corporation is and the corporation to be formed by the amalgamation (the "Amalgamation") of the Corporation, T3LPCO-6 Investment Inc. and Bracknell Corporation, will be able to pay its liabilities as they become due; and

         (b) the realizable value of such amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes.

5. There are reasonable grounds for believing that no creditor of the Corporation will be prejudiced by the Amalgamation.

6. The Corporation has not been notified by any creditor that it objects to the Amalgamation.

              This Statement is made this 15th day of April, 1997.




                                           /s/   George L. Ploder
                                           ------------------------------------
                                           George L. Ploder

                                   SCHEDULE B

                              BRACKNELL CORPORATION

                               "AMALGAMATION WITH
                1045434 ONTARIO INC. AND T3LPCO-6 INVESTMENT INC.


         WHEREAS subsection 177(l) of the Business Corporations Act (Ontario) (the "Act"), permits a holding corporation and one or more of its, directly or indirectly, wholly-owned subsidiary corporations to amalgamate and continue as one corporation without complying with sections 175 and 176 of the Act:

         AND WHEREAS of 1045434 Ontario Inc. And T3LPCO-6 Investment Inc. (collectively, the "Subsidiaries") is a wholly-owned subsidiary of BRACKNELL CORPORATION (the "Corporation");

         AND WHEREAS it is considered desirable and in the best interests of the Corporation that the Corporation and the Subsidiaries amalgamate and continue as one corporation pursuant to subsection 177(l) of the Act;

NOW THEREFORE BE IT RESOLVED THAT

1. the amalgamation (the "Amalgamation") of the Corporation and the Subsidiaries, pursuant to the provisions of subsection 177(l) of the Act, be and the same is hereby approved;

2. upon the Amalgamation becoming effective, all the shares (whether issued or unissued) of each of the Subsidiaries shall be cancelled without any repayment of capital in respect thereof

3. except as may be prescribed, the articles of amalgamation of the corporation (the "Amalgamated Corporation") continuing from the Amalgamation shall be the same as the articles of the Corporation;

4. upon the Amalgamation becoming effective, the by-laws of the Corporation as in effect immediately prior to the Amalgamation shall be the by-laws of the Amalgamated Corporation;

5. no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the Amalgamation; and

6. any one director or officer of the Corporation is hereby authorized and directed, for and in the name of and on behalf of the Corporation, to execute, whether under the corporate seal of the Corporation or otherwise, and deliver all such agreements, instruments, certificates and other documents and to do all such other acts and things as in his opinion may be necessary or advisable in connection with the Amalgamation, including the execution and delivery to the Director appointed under the Act of articles of amalgamation in the prescribed form in respect of the Amalgamation, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination."

                            -------------------------


         The undersigned director and President and Chief Executive Officer of BRACKNELL CORPORATION (the "Corporation") hereby certifies that the foregoing is a true and complete copy of a resolution duly passed by the board of directors of the Corporation and that such resolution is in full force and effect, unamended, as of the date hereof.

         DATED the 15th day of April, 1997.


                                           /s/   George L. Ploder
                                           ------------------------------------
                                           George L. Ploder

                                   SCHEDULE B

                            T3LPCO-6 INVESTMENT INC.

                               "AMALGAMATION WITH
                 1045434 ONTARIO INC, AND BRACKNELL CORPORATTON


         WHEREAS subsection 77(l) of the Business Corporations Act (Ontario) (the "Act"), permits a holding corporation and one or more of its wholly-owned subsidiary corporations to amalgamate and continue as one corporation without complying %kith sections 175 and 176 of the Act;

         AND WHEREAS each of T3LPCO-6 Investment Inc. (the "Corporation) 1045434 Ontario Inc. ("Sisterco") is a wholly-owned subsidiary of Bracknell Corporation ("Parentco");

         AND WHEREAS it is considered desirable and in the best interests of the Corporation that the Corporation, Sisterco and Parentco amalgamate and continue as one corporation pursuant to subsection 177(l) of the Act;

NOW THEREFORE BE IT RESOLVED THAT

1. the amalgamation (the "Amalgamation") of the Corporation, Sisterco and Parentco, pursuant to the provisions of subsection 177(l) of the Act, be and the same is hereby approved;

2. upon the Amalgamation becoming effective, all the shares (whether issued or unissued) of the Corporation shall be cancelled without any repayment of capital in respect thereof;

3. except as may be prescribed, the articles of amalgamation of the corporation (the "Amalgamated Corporation") continuing from the Amalgamation shall be the same as the articles of Parentco;

4. upon the Amalgamation becoming effective, the by-laws of Parentco as in effect immediately prior to the Amalgamation shall be the by-laws of the Amalgamated Corporation;

5. no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the Amalgamation; and

6. any one director or officer of the Corporation is hereby authorized and directed, for and in the name of and on behalf of the Corporation, to execute, whether under the corporate seal of the Corporation or otherwise, and deliver all such agreements, instruments, certificates and other documents and to do all such other acts and things as in his opinion may be necessary or advisable in connection with the Amalgamation, including the execution and delivery to the Director appointed under the Act of articles of amalgamation in the prescribed form in respect of the Amalgamation, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination."

                             ----------------------

         The undersigned director and President and Chief Executive Officer of T3LPCO-6 INVESTMENT INC. (the "Corporation") hereby certifies that the foregoing is a true and complete copy of a resolution duly passed by the board of directors of the Corporation and that such resolution is in full force and effect, unamended, as of the date hereof.

         DATED 15th day of April, 1997.


                                           /s/   George L. Ploder
                                           ------------------------------------
                                           George L. Ploder

                                   SCHEDULE B

                              1045434 ONTARIO INC.

                               "AMALGAMATION WITH
               BRACKNELL CORPORATION AND T3LPCO-6 INVESTMENT INC.

         WHEREAS subsection 177(l) of the Business Corporations Act (Ontario) (the Act"), permits a holding corporation and one or more of its wholly-owned subsidiary corporations to amalgamate and continue as one corporation without complying with sections 175 and 176 of the Act;

         AND WHEREAS each of 1045434 Ontario Inc. (the "Corporation") and T3LPCO-6 Investment Inc. ("Sisterco") is a wholly-owned subsidiary of Bracknell Corporation ("Parentco");

         AND WHEREAS it is considered desirable and in the best interests of the Corporation that the Corporation, Sisterco and Parentco amalgamate and continue as one corporation pursuant to subsection 177(l) of the Act;

NOW THEREFORE BE IT RESOLVED THAT

1. the amalgamation (the "Amalgamation") of the Corporation, Sisterco and Parentco, pursuant to the provisions of subsection 177(l) of the Act, be and the same is hereby approved;

2. upon the Amalgamation becoming effective, all the shares (whether issued or unissued) of the Corporation shall be cancelled without any repayment of capital in respect thereof;

3. except as may be prescribed, the articles of amalgamation of the corporation (the "Amalgamated Corporation") continuing from the Amalgamation shall be the same as the articles of Parentco;

4. upon the Amalgamation becoming effective, the by-laws of Parentco as in effect immediately prior to the Amalgamation shall be the by-laws of the Amalgamated Corporation;

5. no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with the Amalgamation; and

6. any one director or officer of the Corporation is hereby authorized and directed, for and in the name of and on behalf of the Corporation, to execute, whether under the corporate seal of the Corporation or otherwise, and deliver all such agreements, instruments, certificates and other documents and to do all such other acts and things as in his opinion may be necessary or advisable in connection with the Amalgamation, including the execution and delivery to the Director appointed under the Act of articles of amalgamation in the prescribed form in respect of the Amalgamation, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination."

                             ----------------------


         The undersigned director and Chief Executive Officer of 1045434 ONTARIO INC. (the "Corporation") hereby certifies that the foregoing is a true and complete copy of a resolution duly passed by the board of directors of the Corporation and that such resolution is in full force and effect, unamended, as of the date hereof.

         DATED the 15th of April, 1997.


                                           /s/   George L. Ploder
                                           ------------------------------------
                                           George L. Ploder

For Ministry Use Only                                 Ontario Corporation Number

                                                               1233239
                                                               -------
[LOGO] Ontario
       Ministry of
       Consumer and
       Commercial Relations
CERTIFICATE
This is to certify that these
articles are effective on

SEPTEMBER 29, 1999
------------------

/s/ illegible
Director
Business Corporations Act


                             ARTICLES OF AMENDMENT
   Form 3
  Business
Corporations
    Act


1.  The name of the corporation is:

                             BRACKNELL CORPORATION
--------------------------------------------------------------------------------


2. The name of the corporation is changed to (if applicable):

--------------------------------------------------------------------------------


3.   Date of incorporation/amalgamation:

                                  1997 04 15
--------------------------------------------------------------------------------
                              (Year, Month, Day)

4.   The articles of the corporation are amended as follows:

     1. The creation of an unlimited number of 9.5% Convertible Preferred Shares, Series A (the "Series A Preferred Shares") is hereby authorized and approved.

     2. In addition to the rights, privileges, restrictions and conditions attaching to the Preferred Shares as a class, the Series A Preferred Shares shall have attached thereto the respective rights, privileges, restrictions and conditions set out in the attached pages 1A to 1M.

                                                                              1A


                            NUMBER AND DESIGNATION OF
                      AND RIGHTS, PRIVILEGES, RESTRICTIONS
                        AND CONDITIONS ATTACHING TO THE
                           SERIES A PREFERRED SHARES

     The first series of Preferred Shares of the Corporation shall consist of an unlimited number of Preferred Shares which shall be designated as 9.5% Convertible Preferred Shares Series A (hereinafter referred to as the "Series A Preferred Shares") and which, in addition to the rights, privileges, restrictions and conditions attached to the Preferred Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

1.   DIVIDENDS

1.1  Payment of Dividends

     In the event that the Corporation has not received Shareholder Approval by March 31, 2000 and then only from such date forward, the holders of the Series A Preferred Shares shall be entitled to receive, and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation, subject to the insolvency provisions of applicable law, a fixed cumulative preferential cash dividend of US $0.40375 per share per annum payable in lawful money of the United States in equal quarterly amounts on the last day of each fiscal quarter of the Corporation in each year (the "Dividend Payment Dates"). Dividends on Series A Preferred Shares shall be cumulative, whether or not declared, on a daily basis from and including the date of issue thereof and shall accrue quarterly in arrears.

     For any period which is less than a full month with respect to any Series A Preferred Share:

     (i)  which is issued, redeemed or purchased during such fiscal quarter; or

     (ii) in respect of which assets of the Corporation are distributed to the holders thereof pursuant to Article 7 during such fiscal quarter;

                                                                              1B


dividends shall be deemed to accrue on a daily basis and shall be equal to the amount calculated by multiplying US $0.40375 by a fraction of which the numerator is the number of days in such period (including the day at the beginning of such period and excluding the day at the end of such period) and the denominator is the number of days in such fiscal quarter (including the day at the beginning thereof and excluding the Dividend Payment Date at the end thereof).

1.2. Method of Payment

     Cheques payable in lawful money of the United States at any branch of the Corporation's bankers shall be issued in respect of the dividends on the Series A Preferred Shares (less any tax required to be withheld by the Corporation including withholding taxes), provided that the Corporation and any particular holder of Series A Preferred Shares may agree on some other means for payment of dividends to such holder. Dividends on the Series A Preferred Shares shall be paid as hereinafter provided to the holders of Series A Preferred Shares appearing on the Corporation's register of such holders at the close of business on such day as may be determined in advance from time to time by the directors of the Corporation or, if no such date is so determined, at the close of business on the date on which the directors pass the resolution relating to the payment of such dividend. The mailing from the Corporation's registered office by prepaid first class mail, on or before any Dividend Payment Date of such a cheque to a holder of Series A Preferred Shares, or in the case of joint holders to the joint holder whose name appears first on the Corporation's register of holders of Series A Preferred Shares, shall be deemed to be payment of the dividends represented thereby and payable on such Dividend Payment Date unless the cheque is not paid upon presentation. Dividends which are represented by a cheque which has not been presented to the Corporation's bankers for payment or that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

1.3  Cumulative Payment of Dividends

     If, by reason of insolvency provisions of applicable law or for any other reason, on any Dividend Payment Date the dividends accrued to such date are not paid in full on all of the Series A Preferred Shares then outstanding, such dividends, or the unpaid part thereof, shall be

                                                                              1C


paid on a subsequent date or dates determined by the board of directors of the Corporation. The holders of the Series A Preferred Shares shall not be entitled to any dividends other than or in excess of the fixed cumulative preferential cash dividends herein provided for.


2.   REDEMPTION

2.1  Optional Redemption

     The Series A Preferred Shares shall not be redeemable at the option of the Corporation prior to September 30, 2004. On or after September 30, 2004, but subject to the provisions of this Article 2 and Article 4 and to the rights, privileges, restrictions and conditions attaching to any shares of the Corporation ranking prior to the Series A Preferred Shares, the Corporation may redeem at any time all, or from time to time any part, of the then outstanding Series A Preferred Shares on payment for each share to be redeemed of US $4.25 together with an amount equal to all dividends accrued and unpaid thereon up to the redemption date (less any tax required to be withheld by the Corporation including applicable withholding taxes) (the whole constituting and being herein referred to as the "Redemption Price").

2.2  Partial Redemption

     In case a part only of the Series A Preferred Shares is to be redeemed at any time, the shares to be redeemed shall be selected by lot or some other random selection method as the board of directors of the Corporation in its sole discretion determines or in such other manner as the board of directors of the Corporation in its sole discretion determines to be equitable. If a part only of the Series A Preferred Shares represented by any certificate shall be redeemed, a new certificate representing the balance of such shares shall be issued to, the holder thereof at the expense of the Corporation upon presentation and surrender of the first mentioned certificate.

2.3  Method of Redemption

     In any case of redemption of Series A Preferred Shares, the Corporation shall, at least 10 days before the date specified for redemption, send by prepaid first class mail or deliver to each person who at the date of mailing or delivery is a holder of Series A Preferred Shares to be

                                                                              1D


redeemed a notice in writing of the intention of the Corporation to redeem such Series A Preferred Shares. Such notice shall be mailed or delivered to each holder of Series A Preferred Shares to be redeemed at the last address of such holder as it appears on the securities register of the Corporation, or in the event of the address of any such holder not so appearing, then to the last address of such holder known to the Corporation. Accidental failure or omission to give such notice to one or more holders shall not affect the validity of such redemption, but if such failure or omission is discovered notice as aforesaid shall be given forthwith to such holder or holders and shall have the same force and effect as if given in due time. Such notice shall set out the number of Series A Preferred Shares held by the person to whom it is addressed which are to be redeemed, the Redemption Price, the date specified for redemption and the place or places at which holders of Series A Preferred Shares may present and surrender the certificate or certificates representing such shares for redemption.

     On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the holders of the Series A Preferred Shares to be redeemed the Redemption Price of such shares on presentation and surrender, at the registered office of the Corporation or any other place or places specified in the notice of redemption, of the certificate or certificates representing the Series A Preferred Shares called for redemption. Payment in respect of Series A Preferred Shares being redeemed shall be made by cheque payable to the respective holders thereof in lawful money of the United States at any branch of the Corporation's bankers.

     The Corporation shall have the right, at any time after the mailing or delivery of notice of its intention to redeem Series A Preferred Shares, to deposit the Redemption Price of the Series A Preferred Shares so called for redemption, or of such of the Series A Preferred Shares which are represented by certificates which have not, at the date of such deposit, been surrendered by the holders thereof in connection with such redemption, in a separate account in any chartered bank or trust company named in the redemption notice or in a subsequent notice in writing to the holders of the Series A Preferred Shares in respect of which the deposit is made, to be paid without interest to or to the order of the respective holders of the Series A Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date

                                                                              1E


specified for redemption in such notice, whichever is the later, the Series A Preferred Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving, without interest, the Redemption Price of their respective Series A Preferred Shares being redeemed upon presentation and surrender of the certificate or certificates representing such shares. Any interest allowed on any such deposit shall belong to the Corporation.

     From and after the date specified for redemption in any notice of redemption, the Series A Preferred Shares called for redemption shall cease to be entitled to dividends or any other participation in any distribution of the assets of the Corporation and the holders thereof shall not be entitled to exercise any of their other rights as shareholders in respect thereof unless payment of the Redemption Price shall not be made upon presentation and surrender of the certificates representing such shares in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. Redemption moneys which are represented by a cheque which has not been presented to the Corporation's bankers for payment or that otherwise remain unclaimed (including moneys held on deposit in a separate account as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

3.   PURCHASE FOR CANCELLATION

3.1. Optional Purchase

     Subject to the provisions of Article 4 and to the rights, privileges, restrictions and conditions attaching to any shares of the Corporation ranking prior to the Series A Preferred Shares, the Corporation may purchase for cancellation at any time all or from time to time any part of the outstanding Series A Preferred Shares by private contract or by invitation for tenders addressed to all the holders of Series A Preferred Shares then outstanding at the lowest price or prices at which, in the opinion of the board of directors of the Corporation, such shares are then obtainable. If, in response to an invitation for tenders under the provisions of this section 3.1, more Series A Preferred Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, then the Series A Preferred Shares to be purchased

                                                                              1F


by the Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation, provided that when shares are tendered at different prices, the pro rating shall be effected only with respect to the shares tendered at the price at which more shares were tendered than the Corporation is prepared to purchase after the Corporation has purchased all the shares tendered at lower prices.

4.   RESTRICTIONS ON DIVIDENDS AND RETIREMENT OF SHARES

4.1 So long as any of the Series A Preferred Shares are outstanding, the Corporation shall not, without the approval of the holders of the Series A Preferred Shares given as hereinafter specified:


     4.1.1. declare, pay or set apart for payment any dividends on any junior shares (other than dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series A Preferred Shares);

     4.1.2. call for redemption, redeem, purchase or otherwise pay off or retire for value, or make any capital distributions in respect of, any junior shares;

     4.1.3. call for redemption, redeem, purchase or otherwise pay off or retire for value, or make any capital distribution in respect of, less than all of the Series A Preferred Shares;

     4.1.4. call for redemption, redeem, purchase or otherwise pay off or retire for value, or make any capital distribution in respect of, any shares ranking as to capital or dividends on a parity with the Series A Preferred Shares; or

     4.1.5. issue any shares ranking as to capital or dividends prior to or on a parity with the Series A Preferred Shares;

unless, in each such case, (i) all dividends on the Series A Preferred Shares then outstanding and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series A Preferred Shares which have accrued up to and including the dividends payable on the

                                                                              1G

immediately preceding respective date or dates for the payment of dividends thereon shall have been declared and paid or set apart for payment, and (ii) the Corporation is not otherwise in default under the rights, privileges, restrictions and conditions attached to the Series A Preferred Shares or any other shares of the Corporation ranking as to dividends or as to capital prior to or on a parity with the Series A Preferred Shares.

5.   VOTING RIGHTS

5.1. Except as required by law, the holders of the Series A Preferred Shares as a series shall not be entitled as such to receive notice of, to attend or to vote at any meeting of the shareholders of the Corporation.

6.   CONVERSION

6.1. Right of Conversion

     On the date on which the Corporation obtains Shareholder Approval (the "Conversion Date"), all Series A Preferred Shares then outstanding shall be automatically converted into Common Shares at the rate of one Common Share for each Series A Preferred Share (subject to adjustment as provided for below). Notice of the conversion of Series A Preferred Shares shall be given promptly after the Conversion Date to each holder of Series A Shares to be converted. Such notice shall set out (i) the Conversion Date; (ii) the number of Series A Preferred Shares so held which are to be converted; and (iii) the advice that such Common Shares will be registered in the name of the registered holder of the Series A Preferred Shares to be converted. On and after the Conversion Date the Corporation shall deliver or cause to be delivered the Common Shares due on conversion on presentation and delivery at the registered office of the Corporation or such other place or places designated in the notice representing the Series A Preferred Shares. Series A Preferred Shares so converted shall be converted effective on the Conversion Date. From and after the Conversion Date, the holders of Series A Preferred Shares so converted who have not presented and delivered the certificate or certificates representing such shares as herein required shall cease to be entitled to dividends on such Series A Preferred Shares or to exercise any of the rights of holders of Series A Preferred

                                                                              1H

Shares in respect to such shares except the right to receive therefor the Common Shares as referred to above.

6.2. Events Requiring Adjustments of Conversion Rights

If at any time so long as and Series A Preferred Shares are outstanding, there shall occur:

     (a) a reclassification of the Common Shares outstanding at any time or a change of the Common Shares into other shares or securities or a subdivision or consolidation of the Common Shares into a greater or lesser number of shares (by way of share split, share dividend or otherwise), or any other capital reorganization;

     (b) a consolidation, amalgamation or merger of the Corporation with or into any other person;

     (c) a transfer of the undertaking or assets of the Corporation as an entity or substantially as an entirety or another corporation or other entity; or

     (d) an issue or distribution to the holders of all or substantially all of the Corporation's outstanding Common Shares of securities of the Corporation, including rights, options or warrants to acquire Common Shares or securities convertible into or exchangeable for Common Shares, or any property or assets, excluding cash dividends or other distributions made in the ordinary course by the Corporation and securities issued pursuant to a stock option or stock purchase plan of the Corporation, any of such events being called a "Capital Reorganization", the number and kind of securities issuable on conversion of a Series A Preferred Share, shall be adjusted such that the holder of a Series A Preferred Share after the effective date or record date, as the case may be, of such Capital Reorganization shall be entitled to receive the kind and amount of Common Shares or other securities or property of the Corporation or any successor or transferee corporation or entity which such holder would have been entitled to receive as a result of such Capital

                                                                              1I


Reorganization if, on the effective date thereof or the record date, as the case may be, such holder had been the registered holder of the number of Common Shares that such holder was theretofore entitled to upon such conversion. If determined appropriate by the Corporation, acting reasonably, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth hereinafter in this Section 6.2 with respect to the rights and interests thereafter of the holder of Series A Preferred Shares with the result that the provisions set forth hereinafter in this Section 6.2 shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the conversion of the Series A Preferred Share.

6.3. Adjustment Rules

     (a) The adjustments provided for in the Section 6 are cumulative and shall apply (without duplication) to successive Capital Reorganizations or other events resulting in any adjustment under the provisions of this
          Section 6.

     (b) No adjustment shall be required unless such adjustment would result in a change of at least 1% in the prevailing number of Common Shares that may be purchased upon the conversion of a Series A Preferred Shares; provided, however, that any adjustments which, except for the provisions of this subsection would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.

     (c) No adjustment shall be made in respect of any event described in subsection 6.2 if the holder of a Series A Preferred Share is entitled to participate in such event on the same terms mutatis mutandis as if such holder had converted the Series A Preferred Share prior to or on the effective date or record date, as the case may be, of such event.

     (d) If the Corporation shall take any action affecting the Common Shares other than an action described in this Section 6, which in the opinion of the Corporation or of a holder of a Series A Preferred Share, both acting reasonably, would materially

                                                                              1J


          affect the rights of the holder thereof, the number and kind of securities issuable on the conversion of a Series A Preferred Share shall be adjusted in such manner and at such time, as is equitable in the circumstances.

     (e) If any question shall arise with respect to the adjustments provided in this Section 6, such question shall, absent manifest error, be conclusively determined, at the expense of the Corporation, by an independent firm of chartered accountants appointed by the Corporation, acting reasonably; such chartered accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the holder of a Series A Preferred Share, absent manifest error. In the event that any such determination is made, the Corporation shall deliver a certificate to the holders of Series A Preferred Shares describing such determination.

     (f) If the Corporation shall set a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any issue or distribution or for the issue of any rights, options or warrants and shall thereafter and before such distribution or issue to such shareholders legally abandon its plan to make such distribution or issue, then no adjustment shall be required by reason of the setting of such record date.

7.   LIQUIDATION, DISSOLUTION OR WINDING-UP

7.1. In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the Series A Preferred Shares shall be entitled to receive from the assets of the Corporation a sum equal to US $4.25 for each Series A Preferred Share held by them respectively, plus an amount equal to all dividends accrued and unpaid thereon up to the date of payment (less any tax required to be withheld by the Corporation including applicable withholding taxes), the whole before any amount shall be paid by the Corporation or any assets of the Corporation shall be distributed to holders of shares of any class of the Corporation ranking as to capital junior to the Series A

                                                                              1K


Preferred Shares. After payment to the holders of the Series A Preferred Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the assets of the Corporation.

8.   INTERPRETATION

8.1. In the event that any date on which any dividend on the Series A Preferred Shares is payable by the Corporation, or on or by which any other action is required to be taken by the Corporation or holders of Series A Preferred Shares hereunder, is not a Business Day, then such dividend shall be payable, or such other action shall be required to be taken, on or by the next succeeding date that is a Business Day.

8.2. For the purpose of these share provisions:

     8.2.1. "Business Day" means a day other than Saturday, Sunday or any other day that is treated as a statutory holiday in the jurisdiction in which the Corporation's registered office is located;

     8.2.2. "Common Shares" means the Common Shares of the Corporation as such are constituted on the effective date of the Article of Amendment of the Corporation creating the Series A Preferred Shares and shares of any other class resulting from the reclassification or other change of Common Shares;

     8.2.3 "junior share" means a share of the Corporation ranking junior to the Series A Preferred Shares with respect to the payment of dividends or the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs;

     8.2.4. "ranking as to capital" means ranking with respect to the distribution of assets in the event of a liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of any other

                                                                              1L


     distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs; and

     8.2.5 "Shareholder Approval" means the approval by the shareholders of the Corporation to the issuance of Common Shares of the Corporation pursuant to the terms of section 6 hereof as required pursuant to the rules and regulations of The Toronto Stock Exchange.

9.   AMENDMENT

9.1. The rights, privileges, restrictions and conditions attached to the Series A Preferred Shares may be added to, changed or removed by Articles of Amendment, but only with the approval of the holders of the Series A Preferred Shares given as hereinafter specified in addition to any vote or authorization required by law.

10.   APPROVAL OF HOLDERS OF THE SERIES A PREFERRED SHARES

10.1. The approval of the holders of the Series A Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Series A Preferred Shares as a series or in respect of any other matter requiring the consent of the holders of the Series A Preferred Shares may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution signed by all holders of the Series A Preferred Shares or passed by the affirmative vote of at least 2/3 of the votes cast at a meeting of the holders of the Series A Preferred Shares duly called for that purpose.

     The formalities to be observed with respect to the giving of notice of any such meeting or any adjourned meeting, the quorum required therefor and the conduct thereof shall be those from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders, or if not so prescribed, as required by the Business Corporations Act as in force at the time of the meeting or as otherwise required by law. On every poll taken at every meeting of holders of Series A Preferred Shares as a series, each holder of Series A Preferred Shares entitled to vote thereat shall have one vote in respect of each Series A Preferred Share held.

                                                                              1M


11.  NO IMPAIRMENT

     The Corporation will not, by amendment of its articles of incorporation, bylaws or other organizational documents, or through any reorganizations, reclassification, recapitalization, liquidation, dissolution, winding up, issue or sale of securities or any other voluntary action by the Corporation, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Shares, but will at all times in good faith assist in carrying out the terms of the Series A Preferred Shares, and in the taking of all such action as may be necessary or appropriate in order to protect the conversion and other rights of the holders of the Series A Preferred Shares.

5. The amendment has been duly authorized as required by Sections 158 & 170 (as applicable) of the Business Corporations Act.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

                             1999 SEPTEMBER 29
--------------------------------------------------------------------------------
                             (Year, Month, Day)


* These articles are signed in duplicate.




                                      BRACKNELL CORPORATION
                   -------------------------------------------------------------
                                       (Name of Corporation)

               By: /s/ John Naccarato
                   -------------------------------------------------------------
                      (Signature)                       (Description of Office)
                   John Naccarato - Secretary

For ministry use only
A l'usage exclusif du ministere                 Ministere de
[LOGO] Ministry of Consumer and                 la Consommation
        Commercial Relations                    et du Commerce
CERTIFICATE                                     CERTIFICAT
This is to certify that these articles          Ceci certifie que les presents
are effective on                                statuts entrant en vigueur le

                                JANUARY 1 JANVIER, 2001
                                    /s/ [ILLEGIBLE]
                                   Director/Directeur
                    Business Corporations Act/Loi sur les compagnies

                           Ontario Corporation Number
                         Numero de la societe en Ontario
                                     1233239

                                     Form 3
                            Business Corporations Act

                                    Formule 3
                              Loi sur les societes
                                   par actions


                              ARTICLES OF AMENDMENT
                             STATUTS DE MODIFICATION


1.   The name of the amalgamated corporation is:                      Denomination sociale de la societe:

                                                       BRACKNELL CORPORATION

2.   The name of the corporation is changed to (if applicable):       Nouvelle denomination sociale de la societe (s'il y a
                                                                      lieu):

------------------------------------------------------------------------------------------------------------------------------------


3.   Date of incorporation/amalgamation:                              Date de la constitution ou de la fusion:

                                                           1997 April 15
------------------------------------------------------------------------------------------------------------------------------------
                                                         (Year, Month, Day)
                                                        (annee, mois, jour)

4.   The articles of the corporation are amended as follows:          Les statuts de la societe sont modifies de la facon
                                                                      suivante:
         See pages 1A to 1S

                            NUMBER AND DESIGNATION OF
                      AND RIGHTS, PRIVILEGES, RESTRICTIONS
                         AND CONDITIONS ATTACHING TO THE
                            SERIES C PREFERRED SHARES

         The third series of Preferred Shares of the Corporation shall consist of 8,000 Preferred Shares which shall be designated as Redeemable Convertible Preferred Shares Series C (hereinafter referred to as the "Series C Preferred Shares") and which, in addition to the rights, privileges, restrictions and conditions attached to the Preferred Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

         1.       DIVIDENDS

                  1.1.     Payment of Dividends

                  In the event that the Corporation has not redeemed the Series C Preferred Shares by January 5, 2007, and then only from that date forward, the holders of the Series C Preferred Shares shall be entitled to receive, and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation, subject to the insolvency provisions of applicable law, a fixed cumulative preferential dividend at the rate of US $500.00 per share per annum, payable in additional Series C Preferred Shares, valued at US $5,000.00 per share, or in lawful money of the United States, at the option of the Corporation, in equal quarterly amounts on the last day of each fiscal quarter of the Corporation in each year (the "Dividend Payment Dates"). Dividends on Series C Preferred Shares shall be cumulative, whether or not declared, on a daily basis from and including January 5, 2007 and shall accrue quarterly in arrears.

                  For any period which is less than a full month with respect to any of the Series C Preferred Shares:

                  (i) which is issued, redeemed or purchased during such fiscal quarter, or

                  (ii) in respect of which assets of the Corporation are distributed to the holders thereof pursuant to
                           Article 8 during such fiscal quarter,

         dividends shall be deemed to accrue on a daily basis and shall be equal to the amount calculated by multiplying US $125.00 by a fraction of which the numerator is the number of days in such period (including the day at the beginning of such period and excluding the day at the end of such period) and the denominator is the number of days in such fiscal quarter (including the day at the beginning thereof and excluding the Dividend Payment Date at the end thereof).

                  1.2.     Method of Payment

                  Share certificates representing the Series C Preferred Shares or cheques payable in lawful money of the United States at any branch of the Corporation's bankers, shall be issued in respect of the dividends on the Series C Preferred Shares (less any tax required to be withheld by the Corporation including withholding taxes), provided that the Corporation and any particular holder of Series C Preferred Shares may agree on some other means for payment of dividends to such holder. Dividends on the Series C Preferred Shares shall be paid as hereinafter provided to the holders of Series C Preferred Shares appearing on the Corporation's register of such holders at the close of business on such day as may be determined in advance from time to time by the directors of the Corporation or if no such date is so determined, at the close of business on the date on which the directors pass the resolution relating to the payment of such dividend. The mailing from the Corporation's registered office by prepaid first class mail, on or before any Dividend Payment Date of such share certificates or cheque to a holder of Series C Preferred Shares, or in the case of joint holders to the joint holder whose name appears first on the Corporation's register of holders of Series C Preferred Shares, shall be deemed to be payment of the dividends represented thereby and payable on such Dividend Payment Date unless, in the case of payment by cheque, the cheque is not paid upon presentation. Dividends that are represented by a cheque that has not been presented to the Corporation's bankers for payment or dividends that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

                  1.3.     Cumulative Payment of Dividends

                  If by reason of insolvency provisions of applicable law or for any other reason, on any Dividend Payment Date the dividends accrued to such date are not paid in full on all of the Series C Preferred Shares then outstanding, such dividends, or the unpaid part thereof, shall be paid on a subsequent date or dates determined by the board of directors of the Corporation. The holders of the Series C Preferred Shares shall not be entitled to any dividends other than or in excess of the fixed cumulative preferential dividends provided for herein.

         2.       REDEMPTION

                  2.1.     Optional Redemption by the Corporation

                  Subject to the provisions of this Article 2 and Article 5 and to the rights, privileges, restrictions and conditions attaching to any shares of the Corporation ranking prior to the Series C Preferred Shares, and except in connection with a Liquidation as defined in
         Article 8, the Corporation may redeem at any time all or from time to time any part of the then outstanding Series C Preferred Shares on payment for each share to be redeemed of US $5,000.00, together with an amount equal to all dividends, if any, accrued and unpaid thereon up to the redemption date (less any tax required to be withheld by the Corporation including applicable withholding taxes) (the whole constituting and being herein referred to as the "Redemption Price").

                  2.2.     Mandatory Redemption by the Corporation

                  Subject to the provisions of this Article 2 and Article 5 and to the rights, privileges, restrictions and conditions attaching to any shares of the Corporation ranking prior to the Series C Preferred Shares, the Corporation shall redeem all of the then issued and outstanding Series C Preferred Shares on January 5, 2007. If the Corporation shall not redeem all of the then issued and outstanding Series C Preferred Shares on or before January 5, 2007, the Corporation shall use its best efforts to redeem the Series C Preferred Shares hereunder at the earliest possible date thereafter, subject to the reasonable approval of the Corporation's lenders.

                  2.3.     Partial Redemption by the Corporation

                  In case only a part of the Series C Preferred Shares is to be redeemed at any time, the shares to be redeemed shall be selected by lot or some other random selection method as the board of directors of the Corporation in its sole discretion determines or in such other manner as the board of directors of the Corporation in its sole discretion determines to equitable. If a part only of the Series C Preferred Shares represented by any certificate shall be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Corporation upon presentation and surrender of the first mentioned certificate.

                  2.4.     Method of Redemption

                  In any case of redemption of Series C Preferred Shares, the Corporation shall, at least 10 Business Days before the date specified for redemption send by prepaid first class mail or deliver to each person who at the date of mailing or delivery is a holder of Series C Preferred Shares to be redeemed, a notice in writing of the intention of the Corporation to redeem such Series C Preferred Shares. Such notice shall be mailed or delivered to each holder of Series C Preferred Shares to be redeemed at the last address of such holder as it appears on the securities register of the Corporation, or in the event of the address of any such holder not so appearing, then to the last address of such holder known to the Corporation. Accidental failure or omission to give such notice to one or more holders shall not affect the validity of such redemption, but if such failure or omission is discovered, notice as aforesaid shall be given forthwith to such holder or holders and shall have the same force and effect as if given in due time. Such notice shall set out the number of Series C Preferred Shares held by the person to whom it is addressed which are to be redeemed, the Redemption Price, the date specified for redemption and the place or places at which holders of Series C Preferred Shares may present and surrender the certificate or certificates representing such shares for redemption.

                  On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the holders of Series C Preferred Shares to be redeemed the Redemption Price of such shares on presentation and surrender, at the registered office of the Corporation or any other place or places specified in the notice of redemption, of the certificate or certificates representing the Series C Preferred Shares called for redemption. Payment in respect of Series C Preferred Shares to be redeemed shall be made by cheque payable to the respective holder thereof in lawful money of the United States at any branch of the Corporation's bankers.

                  The Corporation shall have the right at any time after the mailing or delivery of notice of its intention to redeem Series C Preferred Shares to deposit the Redemption Price of the Series C Preferred Shares so called for redemption or of such of the Series C Preferred Shares which are represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption in a separate account in any chartered bank or trust company named in the redemption notice or in a subsequent notice in writing to the holders of the Series C Preferred Shares in respect of which the deposit is made to be paid without interest to or to the order of the respective holders of the Series C Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series C Preferred Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving, without interest, the Redemption Price of their respective Series C Preferred Shares being redeemed upon presentation and surrender of the certificate or certificates representing such shares. Any interest allowed on any such deposit shall belong to the Corporation.

                  From and after the date specified for redemption in any notice of redemption, the Series C Preferred Shares called for redemption shall cease to be entitled to dividends or any other participation in any distribution of the assets of the Corporation and the holders thereof shall not be entitled to exercise any of their other rights as shareholders in respect thereof unless payment of' the Redemption Price shall not be made upon presentation and surrender of the certificates representing such shares in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. Redemption moneys that are represented by a cheque that has not been presented to the Corporation's bankers for payment or that otherwise remain unclaimed (including money held on deposit in a separate account as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

         3.       RETRACTION PRIVILEGE

                  3.1.     Right to Require Retraction

                  At the election of the holders of at least 51% of the Series C Preferred Shares, on or after the date on which the Corporation receives proceeds (other than proceeds from any senior secured credit facility) from a public debt or equity financing or a series of such financings implemented after the date of first issue of the Series C Preferred Shares (each a "Financing", and collectively, the "Financings") that are in excess of the amount that is sufficient to pay all other indebtedness that the Corporation is obligated to pay from such proceeds, the Corporation shall retract, but only up to the amount of such excess proceeds, all or a part of the Series C Preferred Shares tendered to the Corporation for retraction. The obligation to retract the Series C Preferred Shares hereunder shall be subject to the reasonable approval of the Corporation's lenders and the ability of the Corporation to effect a Financing which has the retraction of the Series C Preferred Shares as a purpose and use of proceeds. If the Corporation is advised by its financial advisors that market conditions are such that the Corporation will be able to complete a Financing only if retraction of the Series C Preferred Shares is not a purpose or use of proceeds of the Financing, the Corporation may nevertheless complete such Financing without being obligated to retract Series C Preferred Shares hereunder and may use the proceeds of such Financing as provided for the Financing.

                  3.2.     Retraction Procedure

                  The Corporation shall, at least 10 Business Days after the closing of a Financing from which proceeds are available for retraction of Series C Preferred Shares, send by prepaid first class mail or deliver to each person who at the date of mailing or delivery is a holder of Series C Preferred Shares, a notice in writing informing the holder of the holder's right to require that the Corporation retract the holder's Series C Preferred Shares (the "Retraction Notice"). The Retraction Notice shall be mailed or delivered to each holder of Series C Preferred Shares at the last address of such holder as it appears on the securities register of the Corporation, or in the event of the address of any such holder not so appearing, then to the last address of such holder known to the Corporation. Accidental failure or omission to give the Retraction Notice to one or more holders shall not affect the validity of the Retraction Notice, but if such failure or omission is discovered, the Retraction Notice shall be given forthwith to such holder or holders and shall have the same force and effect as if given in due time. The Retraction Notice shall set out the number of Series C Preferred Shares held by the person to whom it is addressed which may be retracted, the date fixed for retraction (the "Retraction Date"), the price at which the Series C Preferred Shares shall be retracted, which shall be US $5,000.00 per share, together with an amount equal to all dividends, if any, accrued and unpaid thereon up to the Retraction Date (the whole constituting and being herein referred to as the "Retraction Price") and the place or places at which holders of Series C Preferred Shares may present and surrender the certificate or certificates representing such shares for retraction.

                  On and after the Retraction Date, the Corporation shall pay or cause to be paid to or to the order of the holders of Series C Preferred Shares who have submitted Series C Preferred Shares to be retracted by the Retraction Date, the Retraction Price of such shares on presentation and surrender, at the registered office of the Corporation or any other place or places specified in the Retraction Notice, of the certificate or certificates representing the Series C Preferred Shares called for retraction. Payment in respect of Series C Preferred Shares to be retracted shall be made by cheque payable to the respective holder thereof in lawful money of the United States at any branch of the Corporation's bankers.

                  Retraction moneys which are represented by a cheque which has not been presented to the Corporation's banker for payment or that otherwise remain unclaimed for a period of six years from the date specified for retraction shall be forfeited to the Corporation.

                  Subject to subsection 3.3 and Article 5, the Corporation shall retract all the Series C Preferred Shares eligible for retraction which are tendered pursuant to the above retraction right. If a holder of eligible Series C Preferred Shares wishes to tender for retraction pursuant to the above retraction right only a part of the Series C Preferred Shares represented by any certificate or certificates, the holder may deposit the certificate or certificates and at the same time advise the Corporation in writing as to the number of eligible Series C Preferred Shares with respect to which tender is being made, and the Corporation shall issue and deliver to such holder at the expense of the Corporation a new certificate representing the Series C Preferred Shares which are not being tendered.

                  3.3.     Retraction Subject to Applicable Law

                  If, as a result of insolvency provisions or other provisions of applicable law or the rights, privileges, restrictions and conditions attaching to any shares of the Corporation ranking prior to the Series C Preferred Shares, the Corporation is not permitted to retract all of the Series C Preferred Shares duly tendered pursuant to the above retraction right, the Corporation shall retract only the maximum number of Series C Preferred Shares (rounded to the next lower multiple of 1,000 shares) which the board of directors of the Corporation determines the Corporation is then permitted to retract. Such retraction shall be made pro rata, disregarding fractions of shares, from each holder of tendered Series C Preferred Shares according to the number of eligible Series C Preferred Shares tendered for retraction by each such holder and the Corporation shall issue and deliver to each such holder at the expense of the Corporation a new certificate representing the Series C Preferred Shares not retracted by the Corporation.

                  So long as the board of directors of the Corporation has acted in good faith in making any of the determinations referred to above as to the number of Series C Preferred Shares which the Corporation is permitted at any time to retract, neither the Corporation nor the directors shall have any liability in the event that any such determination proves to be inaccurate.

         4.       PUT PRIVILEGE

                  4.1.     Put Right

                  (i) Subject to the approval of the Corporation's lenders under their respective lending agreements, including approval of its senior bank lenders under the Corporation's senior credit agreements, at any time after July 5, 2001, or (ii) upon the closing of a consolidation, amalgamation or merger of the Corporation pursuant to which the holders of the Common Shares immediately prior to such closing hold less than 50% of the common shares of the surviving corporation immediately following such closing, or (iii) upon the closing of a sale of all or substantially all the assets of the Corporation, the holders of the Series C Preferred Shares shall have a right, exercisable upon 60 Business Days prior notice (the "Put Notice"), to require the Corporation to redeem up to 2,000 Series C Preferred Shares (the "Put Right").

                  4.2.     Put Retraction Procedure

                  Sixty-one Business Days after receiving the Put Notice, and subject to insolvency or other provisions of applicable law, the Corporation shall redeem the Series C Preferred Shares duly tendered at the price of US $5,000.00 per share, together with an amount equal to all dividends, if any, accrued and unpaid thereon up to the date of receipt of the Put Notice (the whole constituting and being herein referred to as the "Put Price"). Once the Corporation has redeemed the Series C Preferred Shares by payment of the Put Price to the holders of the Series C Preferred Shares, the Put Right shall have been exercised and shall no longer exist. In order to elect to have the Corporation redeem Series C Preferred Shares pursuant to the Put Right, the holders of Series C Preferred Shares must tender to the Corporation, with the Put Notice, at its registered office or at any place at which the Series C Preferred Shares may be transferred, the certificate or certificates representing the Series C Preferred Shares which the holders wish the Corporation to redeem. Such tender shall be irrevocable unless payment of the Put Price shall not be duly made by the Corporation to the holders 61 Business Days after it receives the Put Notice. In the event that payment of the Put Price is not made by the Corporation 61 Business Days after receiving the Put Notice, the Corporation shall forthwith thereafter return the holder's deposited share certificate or certificates to the holder.

         5.       RESTRICTIONS ON DIVIDENDS AND RETIREMENT OF SHARES

                  5.1. So long as any of the Series C Preferred Shares are outstanding, the Corporation shall not, without the approval of the holders of the Series C Preferred Shares given as hereinafter specified:

                           5.1.1. declare, pay or set apart for payment any
                  dividends on any junior shares (other than dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series C Preferred Shares);

                           5.1.2. call for redemption, redeem, purchase or
                  otherwise pay off or retire for value, or make any capital distributions in respect of, any junior shares;

                           5.1.3. issue any shares ranking as to capital or
                  dividends on a parity with the Series C Preferred Shares; or

                           5.1.4. take any action which would impair the rights
                  and privileges of the Series C Preferred Shares;

         unless, in such case, (i) all dividends on the Series C Preferred Shares then outstanding and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series C Preferred Shares which have accrued up to and including the dividends payable on the immediately preceding respective date or dates for the payment of dividends thereon shall have been declared and paid or set apart for payment, and (ii) the Corporation is not otherwise in default under the rights, privileges, restrictions and conditions attached to the Series C Preferred Shares or any other shares of the Corporation ranking as to dividends or as to capital prior to or on a parity with the Series C Preferred Shares.

                  5.2 So long as any of the Series C Preferred Shares are outstanding, the Corporation shall not, without the approval of the holders of the Series C Preferred Shares given as hereinafter specified, issue any shares ranking as to capital or dividends prior to the Series C Preferred Shares.

         6.       VOTING RIGHTS

                  6.1. Except as required by law and as set forth in subsection 6.2, the holders of the Series C Preferred Shares as a series shall not be entitled as such to receive notice of, to attend or to vote at, any meeting of the shareholders of the Corporation.

                  6.2. If the Corporation has not redeemed the Series C Preferred Shares by January 5, 2007, the holders of the Series C Preferred Shares as a series shall be entitled to receive notice of, to attend and to vote at any meeting of the shareholders of the Corporation. In such event, each share of the Series C Preferred Shares shall be entitled to the number of votes that the Common Shares into which it is convertible would be entitled; provided, however, that the aggregate number of votes with respect to the Series C Preferred Shares shall be limited to such number as will not result in any holder (together with its Affiliates and Associates, as defined in Section 7.1), Beneficially Owning (as defined in Section 7.1) Voting Shares (as defined in Section 7.1) having the power to vote in excess of 19.9% of the total Voting Shares.

         7.       CONVERSION

                  7.1.     Right of Conversion

                  At any time on or after January 5, 2002, each holder of Series C Preferred Shares shall have the right to convert each of its Series C Preferred Shares into that number of Common Shares as is determined by dividing US $5,000.00 by the Conversion Price then in effect; provided, however, that the holders may convert only such number of Series C Preferred Shares as will not result in any holder (together with its Affiliates and Associates) Beneficially Owning in excess of 19.9% of the outstanding Voting Shares of the Corporation on the date of conversion (the "Conversion Date"). The Conversion Price shall initially be $8.75, subject to adjustment as provided herein. The percentage of the outstanding Voting Shares Beneficially Owned by a holder (and its Affiliates and Associates) shall be and be deemed to be the product determined by the formula:

                  100 x    A
                         -----
                           B

                  where:

                  A = the number of votes for the election of all directors generally attaching to the outstanding Voting Shares of the Corporation Beneficially Owned by such holder (and its Affiliates and Associates); and

                  B = the number of votes for the election of all directors generally attaching to all outstanding Voting Shares of the Corporation.

                  For purposes of this Section 7.1 and Section 6.2, in determining the percentage of the outstanding Voting Shares of the Corporation with respect to which a person is or is deemed to be the Beneficial Owner, all unissued Voting Shares of the Corporation of which such person is deemed to be the Beneficial Owner shall be deemed to be outstanding. For purposes hereof, the Corporation's determination of a holder's (and its Affiliates' and Associates') percentage interest of Voting Shares and votes shall be conclusive, absent manifest error. If the Common Shares are not listed on either the New York Stock Exchange or the NASDAQ Stock Market on the Conversion Date, the Conversion Price shall be adjusted downwards, but not upwards, in the event that the exchange rate from US dollars to Canadian dollars increases (i.e., the number of Canadian dollars each US dollar can purchase increases) from January 5, 2001 to the Conversion Date. In such event, the Conversion Price shall be reduced to a Conversion Price determined by multiplying $8.75 by a fraction with the number of Canadian dollars for which one US dollar is exchangeable on the date hereof as numerator and the number of Canadian dollars for which one US dollar is exchangeable on the Conversion Date as the denominator. For example, if the exchange rate increases from $1.50 Canadian to $2.00 Canadian, then the Conversion Price shall be determined as follows:
         US$8.75 x 1.50/2.00 = US$6.5625. Notice of the conversion of

         Series C Preferred Shares shall be given to the Corporation by each holder of Series C Preferred Shares. Such notice shall set out (i) the Conversion Date, (ii) the number of Series C Preferred Shares which are to be converted, and (iii) the advice that such Common Shares will be registered in the name of the holder of the Series C Preferred Shares to be converted and shall be accompanied by the certificates for Series C Preferred Shares to be converted. On and after the Conversion Date, the Corporation shall deliver or cause to be delivered, the Common Shares due on conversion on presentation and delivery at the registered office of the Corporation or such other place or places designated in the notice representing the Series C Preferred Shares. Series C Preferred Shares so converted shall be converted effective on the Conversion Date. From and after the Conversion Date, the holders of Series C Preferred Shares so converted shall cease to be entitled to dividends on such Series C Preferred Shares and to exercise any of the rights of holders of Series C Preferred Shares in respect to such shares except the right to receive therefor the Common Shares as referred to above.

                  For purposes hereof:

         (a) A person shall be deemed the "Beneficial Owner" of, and to have "Beneficial Ownership" of, to be "Beneficially Owning," and to "Beneficially Own":

                  (i) any securities as to which such person or any of such person's Affiliates or Associates is the owner at law or in equity;

                  (ii) any securities as to which such person or any of such person's Affiliates or Associates has the right to acquire pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing or upon the exercise of any conversion right, or exchange right, share purchase right, warrant or option; and

                  (iii) any securities which are Beneficially Owned within the meaning of the foregoing provisions of this clause (a) by any other person with whom such person is acting jointly or in concert.

                  For purposes hereof, a person is acting jointly or in concert with every person who has any agreement, arrangement, commitment or understanding (whether formal or informal and whether or not in writing) with the first person, or with any other person acting jointly or in concert with the first person, for the purpose of acquiring or offering to acquire any Voting Shares or securities convertible into or exchangeable for Voting Shares.

         (b) "Affiliate," when used to indicate a relationship with a specified person, means a person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

         (c) "Associate," where used to indicate a relationship with any person, means a spouse of that person, any person who resides in the same home as that person and to whom that person is married or with whom that person is living in a conjugal relationship outside marriage, a child of that person or a relative of that person if the relative has the same home as that person.

         (d) "Voting Shares," shall mean any shares in the capital of the Corporation to which is attached a right to vote for the election of all directors generally.

                  7.2.     Events Requiring Adjustment of Conversion Rights

                  If at any time so long as any Series C Preferred Shares are outstanding, there shall occur:

                  (iv) a reclassification of the Common Shares outstanding at any time or a change of the Common Shares into other shares or securities or a subdivision or consolidation of the Common Shares into a greater or lesser number of shares (by way of share split, share dividend or otherwise), or any other capital reorganization,

                  (v) a consolidation, amalgamation or merger of the Corporation with or into any other person,

                  (vi) a transfer of the assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity, or

                  (vii) an issue or distribution to the holders of all or substantially all of the Corporation's outstanding Common Shares of securities, including rights, options or warrants to acquire Common Shares or securities convertible into or exchangeable for Common Shares, or any property or assets, excluding cash dividends or other distributions made in the ordinary course by the Corporation and securities issued pursuant to a stock option or stock purchase plan of' the Corporation, any of such events being called a "Capital Reorganization," the number and kind of securities issuable on conversion of a Series C Preferred Share, shall be adjusted such that the holder of the Series C Preferred Shares after the effective date or record date, as the case may be, of such Capital Reorganization shall be entitled to receive the kind and amount of Common Shares or other securities or property of the Corporation or any such successor or transferee corporation or entity which such holder would have been entitled to receive as a result of such Capital

         Reorganization if, on the effective date thereof or the record date, as the case may be, such holder had been the registered holder of the number of Common Shares that such holder was theretofore entitled to upon such conversion. If determined appropriate by the Corporation, acting reasonably, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth hereinafter in this subsection 7.2 with respect to the rights and interests thereafter of the holder of Series C Preferred Shares with the condition that the provisions set forth hereinafter in this subsection 7.2 shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the conversion of the Series C Preferred Shares.

                  7.3.     Adjustment Rules

                  (viii) The adjustments provided for in this Article 7 are cumulative and shall apply (without duplication) to successive Capital Reorganizations or other events resulting in any adjustment under the provisions of this Article 7.

                  (ix) No adjustment shall be required unless such adjustment would result in a change of at least 1% in the prevailing number of Common Shares that may be purchased upon the conversion of a Series C Preferred Share; provided, however, that any adjustments which, except for the provisions of this subsection would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.

                  (x) No adjustment shall be made in respect of any event described in subsection 7.2 if the holders of the Series C Preferred Shares are entitled to participate in such event on the same terms mutatis mutandis as if such holder had converted the Series C Preferred Shares prior to or on the effective date or record date, as the case may be, of such event. (xi) No adjustment shall be made pursuant to this Article 7 in connection with (i) the granting or exercise of any options to purchase Common Shares of the Corporation pursuant to the terms of a duly instituted executive or employee stock option plan of the Corporation, (ii) the exercise or conversion of options, warrants or other convertible securities of the Corporation or a subsidiary thereof outstanding on the date hereof, (iii) the issuance of Common Shares or other securities of the Corporation pursuant to the terms of a business acquisition by the Corporation or a subsidiary thereof, whether such acquisition occurred prior to or after the date hereof or (iv) the sale of any other Common Shares or other securities of the Corporation in connection with a financing transaction, whether in a private placement or public offering.

                  (xii) If' any question shall arise with respect to the adjustments provided in this Article 7, such question shall absent manifest error, be conclusively determined, at the expense of the Corporation, by an independent firm of' chartered accountants appointed by the Corporation, acting reasonably. Such chartered accountants shall have access to all necessary records of the Corporation and the holders of the Series C Preferred Shares. In the event that any such determination is made, the Corporation shall deliver a certificate to the holders of Series C Preferred Shares describing such determination.

                  (xiii) If the Corporation shall set a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any issue or distribution or for the issue of any rights, options or warrants and shall thereafter and before such distribution of issue to such shareholders legally abandon its plan to make such distribution or issue, then no adjustment shall be required by reason of the setting of such record date.

         8.       LIQUIDATION, DISSOLUTION OR WINDING-UP

                  8.1. In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs (a "Liquidation"), the holders of the Series C Preferred Shares shall be entitled to receive from the assets of the Corporation a sum equal to U.S. $5,000.00 for each Series C Preferred Share held by them respectively, plus an amount equal to all dividends, if any, accrued and unpaid thereon up to the date of payment (less any tax required to be withheld by the Corporation including applicable withholding taxes), the whole before any amount shall be paid by the Corporation or any assets of the Corporation shall be distributed to holders of shares of any class of the Corporation ranking as to capital junior to the Series C Preferred Shares. After payment to the holders of the Series C Preferred Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the assets of the Corporation.

         9.       INTERPRETATION

                  9.1. In the event that any date on which any dividend on the Series C Preferred Shares is payable by the Corporation, or on or by which any other action is required to be taken by the Corporation or the holders of Series C Preferred Shares hereunder, is not a Business Day, then such dividend shall be payable, or such other action shall be required to be taken on or by the next succeeding date that is a Business Day.

                  9.2. For the purpose of these share provisions:

                           9.2.1. "Business Day" means a day other than
                  Saturday, Sunday or any other day that is treated as a statutory holiday in the jurisdiction in which the Corporation's registered office is located,

                           9.2.2. "Common Shares" means the Common Shares of the
                  Corporation as such are constituted on the effective date of the Articles of Amendment of the Corporation creating the Series C Preferred Shares and shares of any other class resulting from the reclassification or other change of Common Shares,

                           9.2.3. "junior share" means the Common Shares and any
                  preferred shares issued after the Series C Preferred Shares, being the shares of the Corporation ranking junior to the Series C Preferred Shares with respect to the payment of dividends or the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, and

                           9.2.4. "ranking as to capital" means ranking with
                  respect to the distribution of assets in the event of a liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs.

         10.      AMENDMENT

                  10.1. The rights, privileges, restrictions and conditions attached to the Series C Preferred Shares may be added to, changed or removed by Articles of Amendment, but only with the approval of the holders of the Series C Preferred Shares given as hereinafter specified in addition to any vote or authorization required by law.

         11.      APPROVAL OF HOLDERS OF THE SERIES C PREFERRED SHARES

                  11.1. The approval of the holders of the Series C Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Series C Preferred Shares as a series or in respect of any other matter requiring the consent of the holders of the Series C Preferred Shares may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution signed by all the holders of the Series C Preferred Shares or passed by the affirmative vote of at least 2/3 of the votes cast at a meeting of the holders of the Series C Preferred Shares duly called for that purpose.

                  The formalities to be observed with respect to the giving of notice of any such meeting or any adjourned meeting, the quorum required therefor and the conduct thereof shall be those from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders, or if not so prescribed, as required by the Business Corporations Act as in force at the time of the meeting or as otherwise required by law. On every poll taken at every meeting of' holders of Series C Preferred Shares as a series, each holder of Series C Preferred Shares entitled to vote thereat shall have one vote in respect of each Series C Preferred Share held.

         12.      NO IMPAIRMENT

                  12.1 The Corporation will not, by amendment of its articles of incorporation, bylaws or other organizational documents, or through any reorganization, reclassification, recapitalization, liquidation, dissolution, winding up, issue or sale of securities or any other voluntary action by the Corporation, avoid or seek to avoid the observance or performance of any of the terms of the Series C Preferred Shares, but will at all times in good faith assist in carrying out the terms of the Series C Preferred Shares, and in the taking of all such action as may be necessary or appropriate in order to protect the conversion and the other rights of the holders of the Series C Preferred Shares.

         13.      RANKING OF THE SERIES C PREFERRED SHARES

                  13.1. The Series C Preferred Shares shall be entitled to a preference over the Common Shares of the Corporation and over any other shares ranking junior to the Series C Preferred Shares with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether or not declared. If declared non-cumulative dividends or amounts payable on a return of capital in the event of the liquidation, dissolution or winding-up of the Corporation are not paid in full in respect of the Series C Preferred Shares, the Series C Preferred Shares shall participate rateably in respect of such dividends in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of such return of capital, in accordance with the sums that would be payable on such return of capital if all sums so payable were paid in full; provided, however, that if there are insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the Series C Preferred Shares with respect to return of capital shall be paid and satisfied first and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends.

5.   The amendment has been duly authorized as required by Sections   La modification a ete du ment autorisee
     168 & 170 (as applicable) of the Business Corporations Act.      conformement aux articles 168 et 170 (selon le cas) de
                                                                      la Loi sur les societes par actions.


6.   The resolution authorizing the amendment was approved by the     Les actionnaires ou les administrateurs (selon le cas)
     shareholders/directors (as applicable) of the corporation on     de la societe ont approuve la resolution autorisant la
                                                                      modification le


                                                          2000 December 22
-------------------------------------------------------------------------------------------------------------------------------
                                                         (Year, Month, Day)
                                                        (annee, mois, jour)

These articles are signed in duplicate.                               Les presents statuts sont signes en double exemplaire.



                                                        BRACKNELL CORPORATION
-------------------------------------------------------------------------------------------------------------------------------
                                                        (Name of Corporation)
                                                  (Denomination sociale de la societe)


                  By/Par:    /s/ [ILLEGIBLE]                                        Vice President
                         ----------------------------------------------------------------------------------------
                             (Signature)                                     (Description of Officer)
                             (Signature)                                            (Fonction)


For ministry use only
A l'usage exclusif du ministere                Ministere de
[LOGO] Ministry of Consumer and                la Consommation
          Commercial Relations                 et du Commerce
CERTIFICATE                                    CERTIFICAT
This is to certify that these articles         Ceci certifie que les presents
are effective on                               statuts entrant en vigueur le

                             JANUARY 5 JANVIER, 2001
                                 /s/ [ILLEGIBLE]
                               Director/Directeur
                Business Corporations Act/Loi sur les compagnies

                           Ontario Corporation Number
                         Numero de la societe en Ontario
                                     1233239

                                     Form 3
                            Business Corporations Act

                                    Formule 3
                              Loi sur les societes
                                   par actions


                              ARTICLES OF AMENDMENT
                             STATUTS DE MODIFICATION


1.   The name of the amalgamated corporation is:                      Denomination sociale de la societe:

                                                   BRACKNELL CORPORATION

2.   The name of the corporation is changed to (if applicable):       Nouvelle denomination sociale de la societe (s'il y a
                                                                      lieu):

-------------------------------------------------------------------------------------------------------------------


3.   Date of incorporation/amalgamation:                              Date de la constitution ou de la fusion:

                                                   1997 April 15
-------------------------------------------------------------------------------------------------------------------
                                                 (Year, Month, Day)
                                                (annee, mois, jour)

4.   The articles of the corporation are amended as follows:          Les statuts de la societe sont modifies de la facon
                                                                      suivante:
         See pages 1A to 1R

                            NUMBER AND DESIGNATION OF
                      AND RIGHTS, PRIVILEGES, RESTRICTIONS
                         AND CONDITIONS ATTACHING TO THE
                            Series D PREFERRED SHARES

         The third series of Preferred Shares of the Corporation shall consist of 8,000 Preferred Shares which shall be designated as Redeemable Convertible Preferred Shares Series D (hereinafter referred to as the "Series D Preferred Shares") and which, in addition to the rights, privileges, restrictions and conditions attached to the Preferred Shares as a class, shall have attached thereto the following rights, privileges, restrictions and conditions:

         1.       DIVIDENDS

                  1.1.     Payment of Dividends

                  In the event that the Corporation has not redeemed the Series D Preferred Shares by January 5, 2007, and then only from that date forward, the holders of the Series D Preferred Shares shall be entitled to receive, and the Corporation shall pay thereon, as and when declared by the board of directors of the Corporation, subject to the insolvency provisions of applicable law, a fixed cumulative preferential dividend at the rate of US $500.00 per share per annum, payable in additional Series D Preferred Shares, valued at US $5,000.00 per share, or in lawful money of the United States, at the option of the Corporation, in equal quarterly amounts on the last day of each fiscal quarter of the Corporation in each year (the "Dividend Payment Dates"). Dividends on Series D Preferred Shares shall be cumulative, whether or not declared, on a daily basis from and including January 5, 2007 and shall accrue quarterly in arrears.

                  For any period which is less than a full month with respect to any of the Series D Preferred Shares:

                  (i) which is issued, redeemed or purchased during such fiscal quarter, or

                  (ii) in respect of which assets of the Corporation are distributed to the holders thereof pursuant to
                           Article 8 during such fiscal quarter,
         dividends shall be deemed to accrue on a daily basis and shall be equal to the amount calculated by multiplying US $125.00 by a fraction of which the numerator is the number of days in such period (including the day at the beginning of such period and excluding the day at the end of such period) and the denominator is the number of days in such fiscal quarter (including the day at the beginning thereof and excluding the Dividend Payment Date at the end thereof).

                  1.2. Method of Payment

                  Share certificates representing the Series D Preferred Shares or cheques payable in lawful money of the United States at any branch of the Corporation's bankers, shall be issued in respect of the dividends on the Series D Preferred Shares (less any tax required to be withheld by the Corporation including withholding taxes), provided that the Corporation and any particular holder of Series D Preferred Shares may agree on some other means for payment of dividends to such holder. Dividends on the Series D Preferred Shares shall be paid as hereinafter provided to the holders of Series D Preferred Shares appearing on the Corporation's register of such holders at the close of business on such day as may be determined in advance from time to time by the directors of the Corporation or if no such date is so determined, at the close of business on the date on which the directors pass the resolution relating to the payment of such dividend. The mailing from the Corporation's registered office by prepaid first class mail, on or before any Dividend Payment Date of such share certificates or cheque to a holder of Series D Preferred Shares, or in the case of joint holders to the joint holder whose name appears first on the Corporation's register of holders of Series D Preferred Shares, shall be deemed to be payment of the dividends represented thereby and payable on such Dividend Payment Date unless, in the case of payment by cheque, the cheque is not paid upon presentation. Dividends that are represented by a cheque that has not been presented to the Corporation's bankers for payment or dividends that otherwise remain unclaimed for a period of six years from the date on which they were declared to be payable shall be forfeited to the Corporation.

                  1.3. Cumulative Payment of Dividends

                  If by reason of insolvency provisions of applicable law or for any other reason, on any Dividend Payment Date the dividends accrued to such date are not paid in full on all of the Series D Preferred Shares then outstanding, such dividends, or the unpaid part thereof, shall be paid on a subsequent date or dates determined by the board of directors of the Corporation. The holders of the Series D Preferred Shares shall not be entitled to any dividends other than or in excess of the fixed cumulative preferential dividends provided for herein.

         2.       REDEMPTION

                  2.1.     Optional Redemption by the Corporation

                  Subject to the provisions of this Article 2 and Article 5 and to the rights, privileges, restrictions and conditions attaching to any shares of the Corporation ranking prior to the Series D Preferred Shares, and except in connection with a Liquidation as defined in
         Article 8, the Corporation may redeem at any time all or from time to time any part of the then outstanding Series D Preferred Shares on payment for each share to be redeemed of US $5,000.00, together with an amount equal to all dividends, if any, accrued and unpaid thereon up to the redemption date (less any tax required to be withheld by the Corporation including applicable withholding taxes) (the whole constituting and being herein referred to as the "Redemption Price").

                  2.2.     Mandatory Redemption by the Corporation

                  Subject to the provisions of this Article 2 and Article 5 and to the rights, privileges, restrictions and conditions attaching to any shares of the Corporation ranking prior to the Series D Preferred Shares, the Corporation shall redeem all of the then issued and outstanding Series D Preferred Shares on January 5, 2007. If the Corporation shall not redeem all of the then issued and outstanding Series D Preferred Shares on or before January 5, 2007, the Corporation shall use its best efforts to redeem the Series D Preferred Shares hereunder at the earliest possible date thereafter, subject to the reasonable approval of the Corporation's lenders.

                  2.3.     Partial Redemption by the Corporation

                  In case only a part of the Series D Preferred Shares is to be redeemed at any time, the shares to be redeemed shall be selected by lot or some other random selection method as the board of directors of the Corporation in its sole discretion determines or in such other manner as the board of directors of the Corporation in its sole discretion determines to equitable. If a part only of the Series D Preferred Shares represented by any certificate shall be redeemed, a new certificate representing the balance of such shares shall be issued to the holder thereof at the expense of the Corporation upon presentation and surrender of the first mentioned certificate.

                  2.4.     Method of Redemption

                  In any case of redemption of Series D Preferred Shares, the Corporation shall, at least 10 Business Days before the date specified for redemption send by prepaid first class mail or deliver to each person who at the date of mailing or delivery is a holder of Series D Preferred Shares to be redeemed, a notice in writing of the intention of the Corporation to redeem such Series D Preferred Shares. Such notice shall be mailed or delivered to each holder of Series D Preferred Shares to be redeemed at the last address of such holder as it appears on the securities register of the Corporation, or in the event of the address of any such holder not so appearing, then to the last address of such holder known to the Corporation. Accidental failure or omission to give such notice to one or more holders shall not affect the validity of such redemption, but if such failure or omission is discovered, notice as aforesaid shall be given forthwith to such holder or holders and shall have the same force and effect as if given in due time. Such notice shall set out the number of Series D Preferred Shares held by the person to whom it is addressed which are to be redeemed, the Redemption Price, the date specified for redemption and the place or places at which holders of Series D Preferred Shares may present and surrender the certificate or certificates representing such shares for redemption.

                  On and after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the holders of Series D Preferred Shares to be redeemed the Redemption Price of such shares on presentation and surrender, at the registered office of the Corporation or any other place or places specified in the notice of redemption, of the certificate or certificates representing the Series D Preferred Shares called for redemption. Payment in respect of Series D Preferred Shares to be redeemed shall be made by cheque payable to the respective holder thereof in lawful money of the United States at any branch of the Corporation's bankers.

                  The Corporation shall have the right at any time after the mailing or delivery of notice of its intention to redeem Series D Preferred Shares to deposit the Redemption Price of the

         Series D Preferred Shares so called for redemption or of such of the Series D Preferred Shares which are represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption in a separate account in any chartered bank or trust company named in the redemption notice or in a subsequent notice in writing to the holders of the Series D Preferred Shares in respect of which the deposit is made to be paid without interest to or to the order of the respective holders of the Series D Preferred Shares called for redemption upon presentation and surrender to such bank or trust company of the certificates representing such shares. Upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Series D Preferred Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holders thereof shall be limited to receiving, without interest, the Redemption Price of their respective Series D Preferred Shares being redeemed upon presentation and surrender of the certificate or certificates representing such shares. Any interest allowed on any such deposit shall belong to the Corporation.

                  From and after the date specified for redemption in any notice of redemption, the Series D Preferred Shares called for redemption shall cease to be entitled to dividends or any other participation in any distribution of the assets of the Corporation and the holders thereof shall not be entitled to exercise any of their other rights as shareholders in respect thereof unless payment of' the Redemption Price shall not be made upon presentation and surrender of the certificates representing such shares in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. Redemption moneys that are represented by a cheque that has not been presented to the Corporation's bankers for payment or that otherwise remain unclaimed (including money held on deposit in a separate account as provided for above) for a period of six years from the date specified for redemption shall be forfeited to the Corporation.

         3.       RETRACTION PRIVILEGE

                  3.1.     Right to Require Retraction

                  At the election of the holders of at least 51% of the Series D Preferred Shares, on or after the date on which the Corporation receives proceeds (other than proceeds from any senior secured credit facility) from a public debt or equity financing or a series of such financings implemented after the date of first issue of the Series D Preferred Shares (each a "Financing", and collectively, the "Financings") that are in excess of the amount that is sufficient to pay all other indebtedness that the Corporation is obligated to pay from such proceeds, the Corporation shall retract, but only up to the amount of such excess proceeds, all or a part of the Series D Preferred Shares tendered to the Corporation for retraction. The obligation to retract the Series D Preferred Shares hereunder shall be subject to the reasonable approval of the Corporation's lenders and the ability of the Corporation to effect a Financing which has the retraction of the Series D Preferred Shares as a purpose and use of proceeds. If the Corporation is advised by its financial advisors that market conditions are such that the Corporation will be able to complete a Financing only if retraction of the Series D Preferred Shares is not a purpose or use of proceeds of the Financing, the Corporation may nevertheless complete such Financing without being obligated to retract Series D Preferred Shares hereunder and may use the proceeds of such Financing as provided for the Financing.

                  3.2.     Retraction Procedure

                  The Corporation shall, at least 10 Business Days after the closing of a Financing from which proceeds are available for retraction of Series D Preferred Shares, send by prepaid first class mail or deliver to each person who at the date of mailing or delivery is a holder of Series D Preferred Shares, a notice in writing informing the holder of the holder's right to require that the Corporation retract the holder's Series D Preferred Shares (the "Retraction Notice"). The Retraction Notice shall be mailed or delivered to each holder of Series D Preferred Shares at the last address of such holder as it appears on the securities register of the Corporation, or in the event of the address of any such holder not so appearing, then to the last address of such holder known to the Corporation. Accidental failure or omission to give the Retraction Notice to one or more holders shall not affect the validity of the Retraction Notice, but if such failure or omission is discovered, the Retraction Notice shall be given forthwith to such holder or holders and shall have the same force and effect as if given in due time. The Retraction Notice shall set out the number of Series D Preferred Shares held by the person to whom it is addressed which may be retracted, the date fixed for retraction (the "Retraction Date"), the price at which the Series D Preferred Shares shall be retracted, which shall be US $5,000.00 per share, together with an amount equal to all dividends, if any, accrued and unpaid thereon up to the Retraction Date (the whole constituting and being herein referred to as the "Retraction Price") and the place or places at which holders of Series D Preferred Shares may present and surrender the certificate or certificates representing such shares for retraction.

                  On and after the Retraction Date, the Corporation shall pay or cause to be paid to or to the order of the holders of Series D Preferred Shares who have submitted Series D Preferred Shares to be retracted by the Retraction Date, the Retraction Price of such shares on presentation and surrender, at the registered office of the Corporation or any other place or places specified in the Retraction Notice, of the certificate or certificates representing the Series D Preferred Shares called for retraction. Payment in respect of Series D Preferred Shares to be retracted shall be made by cheque payable to the respective holder thereof in lawful money of the United States at any branch of the Corporation's bankers.

                  Retraction moneys which are represented by a cheque which has not been presented to the Corporation's banker for payment or that otherwise remain unclaimed for a period of six years from the date specified for retraction shall be forfeited to the Corporation.

                  Subject to subsection 3.3 and Article 5, the Corporation shall retract all the Series D Preferred Shares eligible for retraction which are tendered pursuant to the above retraction right. If a holder of eligible Series D Preferred Shares wishes to tender for retraction pursuant to the above retraction right only a part of the Series D Preferred Shares represented by any certificate or certificates, the holder may deposit the certificate or certificates and at the same time advise the Corporation in writing as to the number of eligible Series D Preferred Shares with respect to which tender is being made, and the Corporation shall issue and deliver to such holder at the expense of the Corporation a new certificate representing the Series D Preferred Shares which are not being tendered.

                  3.3.     Retraction Subject to Applicable Law

                  If, as a result of insolvency provisions or other provisions of applicable law or the rights, privileges, restrictions and conditions attaching to any shares of the Corporation ranking prior to the Series D Preferred Shares, the Corporation is not permitted to retract all of the Series

         D Preferred Shares duly tendered pursuant to the above retraction right, the Corporation shall retract only the maximum number of Series D Preferred Shares (rounded to the next lower multiple of 1,000 shares) which the board of directors of the Corporation determines the Corporation is then permitted to retract. Such retraction shall be made pro rata, disregarding fractions of shares, from each holder of tendered Series D Preferred Shares according to the number of eligible Series D Preferred Shares tendered for retraction by each such holder and the Corporation shall issue and deliver to each such holder at the expense of the Corporation a new certificate representing the Series D Preferred Shares not retracted by the Corporation.

                  So long as the board of directors of the Corporation has acted in good faith in making any of the determinations referred to above as to the number of Series D Preferred Shares which the Corporation is permitted at any time to retract, neither the Corporation nor the directors shall have any liability in the event that any such determination proves to be inaccurate.

         4.       PUT PRIVILEGE

                  4.1.     Put Right

                  (i) Subject to the approval of the Corporation's lenders under their respective lending agreements, including approval of its senior bank lenders under the Corporation's senior credit agreements, at any time after July 5, 2001, or (ii) upon the closing of a consolidation, amalgamation or merger of the Corporation pursuant to which the holders of the Common Shares immediately prior to such closing hold less than 50% of the common shares of the surviving corporation immediately following such closing, or (iii) upon the closing of a sale of all or substantially all the assets of the Corporation, the holders of the Series D Preferred Shares shall have a right, exercisable upon 60 Business Days prior notice (the "Put Notice"), to require the Corporation to redeem up to 2,000 Series D Preferred Shares (the "Put Right").

                  4.2.     Put Retraction Procedure

                  Sixty-one Business Days after receiving the Put Notice, and subject to insolvency or other provisions of applicable law, the Corporation shall redeem the Series D Preferred Shares duly tendered at the price of US $5,000.00 per share, together with an amount equal to all dividends, if any, accrued and unpaid thereon up to the date of receipt of the Put Notice (the whole constituting and being herein referred to as the "Put Price"). Once the Corporation has redeemed the Series D Preferred Shares by payment of the Put Price to the holders of the Series D Preferred Shares, the Put Right shall have been exercised and shall no longer exist. In order to elect to have the Corporation redeem Series D Preferred Shares pursuant to the Put Right, the holders of Series D Preferred Shares must tender to the Corporation, with the Put Notice, at its registered office or at any place at which the Series D Preferred Shares may be transferred, the certificate or certificates representing the Series D Preferred Shares which the holders wish the Corporation to redeem. Such tender shall be irrevocable unless payment of the Put Price shall not be duly made by the Corporation to the holders 61 Business Days after it receives the Put Notice. In the event that payment of the Put Price is not made by the Corporation 61 Business Days after receiving the Put Notice, the Corporation shall forthwith thereafter return the holder's deposited share certificate or certificates to the holder.

         5.       RESTRICTIONS ON DIVIDENDS AND RETIREMENT OF SHARES

                  5.1. So long as any of the Series D Preferred Shares are outstanding, the Corporation shall not, without the approval of the holders of the Series D Preferred Shares given as hereinafter specified:

                           5.1.1. declare, pay or set apart for payment any
                  dividends on any junior shares (other than dividends payable in shares of the Corporation ranking as to capital and dividends junior to the Series D Preferred Shares);

                           5.1.2. call for redemption, redeem, purchase or
                  otherwise pay off or retire for value, or make any capital distributions in respect of, any junior shares;

                           5.1.3. issue any shares ranking as to capital or
                  dividends on a parity with the Series D Preferred Shares; or

                           5.1.4. take any action which would impair the rights
                  and privileges of the Series D Preferred Shares;

         unless, in such case, (i) all dividends on the Series D Preferred Shares then outstanding and on all other shares of the Corporation ranking as to dividends prior to or on a parity with the Series D

         Preferred Shares which have accrued up to and including the dividends payable on the immediately preceding respective date or dates for the payment of dividends thereon shall have been declared and paid or set apart for payment, and (ii) the Corporation is not otherwise in default under the rights, privileges, restrictions and conditions attached to the Series D Preferred Shares or any other shares of the Corporation ranking as to dividends or as to capital prior to or on a parity with the Series D Preferred Shares.

                  5.2 So long as any of the Series D Preferred Shares are outstanding, the Corporation shall not, without the approval of the holders of the Series D Preferred Shares given as hereinafter specified, issue any shares ranking as to capital or dividends prior to the Series D Preferred Shares.

         6.       VOTING RIGHTS

                  6.1. Except as required by law and as set forth in subsection 6.2, the holders of the Series D Preferred Shares as a series shall not be entitled as such to receive notice of, to attend or to vote at, any meeting of the shareholders of the Corporation.

                  6.2. If the Corporation has not redeemed the Series D Preferred Shares by January 5, 2007, the holders of the Series D Preferred Shares as a series shall be entitled to receive notice of, to attend and to vote at any meeting of the shareholders of the Corporation. In such event, each share of the Series D Preferred Shares shall be entitled to the number of votes that the Common Shares into which it is convertible would be entitled; provided, however, that the aggregate number of votes with respect to the Series D Preferred Shares shall be limited to such number as will not result in any holder (together with its Affiliates and Associates, as defined in Section 7.1), Beneficially Owning (as defined in Section 7.1) Voting Shares (as defined in Section 7.1) having the power to vote in excess of 19.9% of the total Voting Shares.

         7.       CONVERSION

                  7.1.     Right of Conversion

                  At any time on or after January 5, 2002, each holder of Series D Preferred Shares shall have the right to convert each of its Series D Preferred Shares into that number of Common Shares as is determined by dividing US $5,000.00 by the Conversion Price then in effect;

         provided, however, that the holders may convert only such number of Series D Preferred Shares as will not result in any holder (together with its Affiliates and Associates) Beneficially Owning in excess of 19.9% of the outstanding Voting Shares of the Corporation on the date of conversion (the "Conversion Date"). The Conversion Price shall initially be $8.75, subject to adjustment as provided herein. The percentage of the outstanding Voting Shares Beneficially Owned by a holder (and its Affiliates and Associates) shall be and be deemed to be the product determined by the formula:

                  100 x    A
                        -------
                           B

                  where:

                  A = the number of votes for the election of all directors generally attaching to the outstanding Voting Shares of the Corporation Beneficially Owned by such holder (and its Affiliates and Associates); and

                  B = the number of votes for the election of all directors generally attaching to all outstanding Voting Shares of the Corporation.

                  For purposes of this Section 7.1 and Section 6.2, in determining the percentage of the outstanding Voting Shares of the Corporation with respect to which a person is or is deemed to be the Beneficial Owner, all unissued Voting Shares of the Corporation of which such person is deemed to be the Beneficial Owner shall be deemed to be outstanding. For purposes hereof, the Corporation's determination of a holder's (and its Affiliates' and Associates') percentage interest of Voting Shares and votes shall be conclusive, absent manifest error. If the Common Shares are not listed on either the New York Stock Exchange or the NASDAQ Stock Market on the Conversion Date, the Conversion Price shall be adjusted downwards, but not upwards, in the event that the exchange rate from US dollars to Canadian dollars increases (i.e., the number of Canadian dollars each US dollar can purchase increases) from January 5, 2001 to the Conversion Date. In such event, the Conversion Price shall be reduced to a Conversion Price determined by multiplying $8.75 by a fraction with the number of Canadian dollars for which one US dollar is exchangeable on the date hereof as numerator and the number of Canadian dollars for which one US dollar is exchangeable on the Conversion Date as the denominator. For example, if the exchange rate increases from $1.50 Canadian to $2.00 Canadian, then the Conversion Price shall be determined as follows: US$8.75 x 1.50/2.00 = US$6.5625. Notice of the conversion of Series D Preferred Shares shall be given to the Corporation by each holder of Series D Preferred Shares. Such notice shall set out (i) the Conversion Date, (ii) the number of Series D Preferred Shares which are to be converted, and (iii) the advice that such Common Shares will be registered in the name of the holder of the Series D Preferred Shares to be converted and shall be accompanied by the certificates for Series D Preferred Shares to be converted. On and after the Conversion Date, the Corporation shall deliver or cause to be delivered, the Common Shares due on conversion on presentation and delivery at the registered office of the Corporation or such other place or places designated in the notice representing the Series D Preferred Shares. Series D Preferred Shares so converted shall be converted effective on the Conversion Date. From and after the Conversion Date, the holders of Series D Preferred Shares so converted shall cease to be entitled to dividends on such Series D Preferred Shares and to exercise any of the rights of holders of Series D Preferred Shares in respect to such shares except the right to receive therefor the Common Shares as referred to above.

                  For purposes hereof:

         (a) A person shall be deemed the "Beneficial Owner" of, and to have "Beneficial Ownership" of, to be "Beneficially Owning," and to "Beneficially Own":

                  (i) any securities as to which such person or any of such person's Affiliates or Associates is the owner at law or in equity;

                  (ii) any securities as to which such person or any of such person's Affiliates or Associates has the right to acquire pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing or upon the exercise of any conversion right, or exchange right, share purchase right, warrant or option; and

                  (iii) any securities which are Beneficially Owned within the meaning of the foregoing provisions of this clause (a) by any other person with whom such person is acting jointly or in concert.

                  For purposes hereof, a person is acting jointly or in concert with every person who has any agreement, arrangement, commitment or understanding (whether formal or informal and whether or not in writing) with the first person, or with any other person acting jointly or in concert with the first person, for the purpose of acquiring or offering to acquire any Voting Shares or securities convertible into or exchangeable for Voting Shares.

                  (a) "Affiliate," when used to indicate a relationship with a specified person, means a person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

                  (b) "Associate," where used to indicate a relationship with any person, means a spouse of that person, any person who resides in the same home as that person and to whom that person is married or with whom that person is living in a conjugal relationship outside marriage, a child of that person or a relative of that person if the relative has the same home as that person.

                  (c) "Voting Shares," shall mean any shares in the capital of the Corporation to which is attached a right to vote for the election of all directors generally.

                  7.2.     Events Requiring Adjustment of Conversion Rights

                  If at any time so long as any Series D Preferred Shares are outstanding, there shall occur:

                  (i) a reclassification of the Common Shares outstanding at any time or a change of the Common Shares into other shares or securities or a subdivision or consolidation of the Common Shares into a greater or lesser number of shares (by way of share split, share dividend or otherwise), or any other capital reorganization,

                  (ii) a consolidation, amalgamation or merger of the Corporation with or into any other person,

                  (iii) a transfer of the assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity, or

                  (iv) an issue or distribution to the holders of all or substantially all of the Corporation's outstanding Common Shares of securities, including rights, options or warrants to acquire Common Shares or securities convertible into or exchangeable for Common Shares, or any property or assets, excluding cash dividends or other distributions made in the ordinary course by the Corporation and securities issued pursuant to a stock option or stock purchase plan of' the Corporation, any of such events being called a "Capital Reorganization," the number and kind of securities issuable on conversion of a Series D Preferred Share, shall be adjusted such that the holder of the Series D Preferred Shares after the effective date or record date, as the case may be, of such Capital Reorganization shall be entitled to receive the kind and amount of Common Shares or other securities or property of the Corporation or any such successor or transferee corporation or entity which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof or the record date, as the case may be, such holder had been the registered holder of the number of Common Shares that such holder was theretofore entitled to upon such conversion. If determined appropriate by the Corporation, acting reasonably, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth hereinafter in this subsection 7.2 with respect to the rights and interests thereafter of the holder of Series D Preferred Shares with the condition that the provisions set forth hereinafter in this subsection 7.2 shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares, other securities or other property thereafter deliverable upon the conversion of the Series D Preferred Shares.

                  7.3.     Adjustment Rules

                  (i) The adjustments provided for in this Article 7 are cumulative and shall apply (without duplication) to successive Capital Reorganizations or other events resulting in any adjustment under the provisions of this Article 7.

                  (ii) No adjustment shall be required unless such adjustment would result in a change of at least 1% in the prevailing number of Common Shares that may be purchased upon the conversion of a Series D Preferred Share; provided, however, that any adjustments which, except for the provisions of this subsection would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.

                  (iii) No adjustment shall be made in respect of any event described in subsection 7.2 if the holders of the Series D Preferred Shares are entitled to participate in such event on the same terms mutatis mutandis as if such holder had converted the Series D Preferred Shares prior to or on the effective date or record date, as the case may be, of such event.

                  (iv) No adjustment shall be made pursuant to this Article 7 in connection with (i) the granting or exercise of any options to purchase Common Shares of the Corporation pursuant to the terms of a duly instituted executive or employee stock option plan of the Corporation, (ii) the exercise or conversion of options, warrants or other convertible securities of the Corporation or a subsidiary thereof outstanding on the date hereof, (iii) the issuance of Common Shares or other securities of the Corporation pursuant to the terms of a business acquisition by the Corporation or a subsidiary thereof, whether such acquisition occurred prior to or after the date hereof or (iv) the sale of any other Common Shares or other securities of the Corporation in connection with a financing transaction, whether in a private placement or public offering.

                  (v) If any question shall arise with respect to the adjustments provided in this Article 7, such question shall absent manifest error, be conclusively determined, at the expense of the Corporation, by an independent firm of' chartered accountants appointed by the Corporation, acting reasonably. Such chartered accountants shall have access to all necessary records of the Corporation and the holders of the Series D Preferred Shares. In the event that any such determination is made, the Corporation shall deliver a certificate to the holders of Series D Preferred Shares describing such determination.

                  (vi) If the Corporation shall set a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any issue or distribution or for the issue of any rights, options or warrants and shall thereafter and before such distribution of issue to such shareholders legally abandon its plan to make such distribution or issue, then no adjustment shall be required by reason of the setting of such record date.

         8.       LIQUIDATION, DISSOLUTION OR WINDING-UP

                  8.1. In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs (a "Liquidation"), the holders of the Series D Preferred Shares shall be entitled to receive from the assets of the Corporation a sum equal to U.S. $5,000.00 for each Series D Preferred Share held by them respectively, plus an amount equal to all dividends, if any, accrued and unpaid thereon up to the date of payment (less any tax required to be withheld by the Corporation including applicable withholding taxes), the whole before any amount shall be paid by the Corporation or any assets of the Corporation shall be distributed to holders of shares of any class of the Corporation ranking as to capital junior to the Series D Preferred Shares. After payment to the holders of the Series D Preferred Shares of the amounts so payable to them, they shall not be entitled to share in any further distribution of the assets of the Corporation.

         9.       INTERPRETATION

                  9.1. In the event that any date on which any dividend on the Series D Preferred Shares is payable by the Corporation, or on or by which any other action is required to be taken by the Corporation or the holders of Series D Preferred Shares hereunder, is not a Business Day, then such dividend shall be payable, or such other action shall be required to be taken on or by the next succeeding date that is a Business Day.

                  9.2.     For the purpose of these share provisions:

                           9.2.1. "Business Day" means a day other than
                  Saturday, Sunday or any other day that is treated as a statutory holiday in the jurisdiction in which the Corporation's registered office is located,

                           9.2.2. "Common Shares" means the Common Shares of the
                  Corporation as such are constituted on the effective date of the Articles of Amendment of the Corporation creating the Series D Preferred Shares and shares of any other class resulting from the reclassification or other change of Common Shares,

                           9.2.3. "junior share" means the Common Shares and any
                  preferred shares issued after the Series D Preferred Shares, being the shares of the Corporation ranking junior to the Series D Preferred Shares with respect to the payment of dividends or the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, and

                           9.2.4. "ranking as to capital" means ranking with
                  respect to the distribution of assets in the event of a liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs.

         10.      AMENDMENT

                  10.1. The rights, privileges, restrictions and conditions attached to the Series D Preferred Shares may be added to, changed or removed by Articles of Amendment, but only with the approval of the holders of the Series D Preferred Shares given as hereinafter specified in addition to any vote or authorization required by law.

         11.      APPROVAL OF HOLDERS OF THE SERIES D PREFERRED SHARES

                  11.1. The approval of the holders of the Series D Preferred Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Series D Preferred Shares as a series or in respect of any other matter requiring the consent of the holders of the Series D Preferred Shares may be given in such manner as may then be required by law, subject to a minimum requirement that such approval be given by resolution signed by all the holders of the Series D Preferred Shares or passed by the affirmative vote of at least 2/3 of the votes cast at a meeting of the holders of the Series D Preferred Shares duly called for that purpose.

                  The formalities to be observed with respect to the giving of notice of any such meeting or any adjourned meeting, the quorum required therefor and the conduct thereof shall be those from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders, or if not so prescribed, as required by the Business Corporations Act as in force at the time of the meeting or as otherwise required by law. On every poll taken at every meeting of' holders of Series D Preferred Shares as a series, each holder of Series D Preferred Shares entitled to vote thereat shall have one vote in respect of each Series D Preferred Share held.

         12.      NO IMPAIRMENT

                  12.1 The Corporation will not, by amendment of its articles of incorporation, bylaws or other organizational documents, or through any reorganization, reclassification, recapitalization, liquidation, dissolution, winding up, issue or sale of securities or any other voluntary action by the Corporation, avoid or seek to avoid the observance or performance of any of the terms of the Series D Preferred Shares, but will at all times in good faith assist in carrying out the terms of the Series D Preferred Shares, and in the taking of all such action as may be necessary or appropriate in order to protect the conversion and the other rights of the holders of the Series D Preferred Shares.

         13.      RANKING OF THE SERIES D PREFERRED SHARES

                  13.1. The Series D Preferred Shares shall be entitled to a preference over the Common Shares of the Corporation and over any other shares ranking junior to the Series D Preferred Shares with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether or not declared. If declared non-cumulative dividends or amounts payable on a return of capital in the event of the liquidation, dissolution or winding-up of the Corporation are not paid in full in respect of the Series D Preferred Shares, the Series D Preferred Shares shall participate rateably in respect of such dividends in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of such return of capital, in accordance with the sums that would be payable on such return of capital if all sums so payable were paid in full; provided, however, that if there are insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of the Series D Preferred Shares with respect to return of capital shall be paid and satisfied first and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends.


5.   The amendment has been duly authorized as required by Sections   La modification a ete du ment autorisee
     168 & 170 (as applicable) of the Business Corporations Act.      conformement aux articles 168 et 170 (selon le cas) de
                                                                      la Loi sur les societes par actions.


6.   The resolution authorizing the amendment was approved by the     Les actionnaires ou les administrateurs (selon le cas)
     shareholders/directors (as applicable) of the corporation on     de la societe ont approuve la resolution autorisant la
                                                                      modification le


                                                          2000 December 22
-------------------------------------------------------------------------------------------------------------------
                                                         (Year, Month, Day)
                                                         (annee, mois, jour)

These articles are signed in duplicate.                               Les presents statuts sont signes en double exemplaire.



                                                       BRACKNELL CORPORATION
-------------------------------------------------------------------------------------------------------------------
                                                       (Name of Corporation)
                                               (Denomination sociale de la societe)


                  By/Par:    /s/  [ILLEGIBLE]                                   Assistant Secretary
                         -----------------------------------------------------------------------------------------------
                             (Signature)                                     (Description of Officer)
                             (Signature)                                            (Fonction)
